MARCH 31, 1999


                                BT Mutual Funds

Lifecycle Long Range Fund
Lifecycle Mid Range Fund
Lifecycle Short Range Fund
     Annual Report


               TRUST: BT INVESTMENT FUNDS
               INVESTMENT ADVISOR: BANKERS TRUST COMPANY

--------------------------------------------------------------------------------
Investment Funds

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareholders ....................................................    3

BT Investment Funds
  Statements of Assets and Liabilities ....................................    9
  Statements of Operations ................................................   10
  Statements of Changes in Net Assets .....................................   11
  Financial Highlights ....................................................   13
  Notes to Financial Statements ...........................................   16
  Report of Independent Accountants .......................................   18

Asset Management Portfolios
  Schedules of Portfolio Investments ......................................   19
  Statements of Assets and Liabilities ....................................   28
  Statements of Operations ................................................   29
  Statements of Changes in Net Assets .....................................   30
  Financial Highlights ....................................................   31
  Notes to Financial Statements ...........................................   32
  Report of Independent Accountants .......................................   36

                                   ----------
The Funds are not insured by the FDIC and are not a deposit, obligation of or guaranteed by Bankers Trust Company. The Funds are subject to investment risks, including possible loss of principal amount invested.
                                   ----------

--------------------------------------------------------------------------------
Investment Funds

Letter to Shareholders
--------------------------------------------------------------------------------

We are pleased to present you with this annual report for the BT Investment Lifecycle Long Range, Mid Range, and Short Range Funds (the "Funds"), providing a review of the markets, the Portfolios, and our outlook as well as a complete financial summary of the Funds' operations and a listing of the Portfolios' holdings.

MARKET ACTIVITY
Economic and financial market performance ran on parallel tracks in the industrial countries for most of the Funds' fiscal year.

o In the U.S., an exuberant, low-inflation economy, an easier monetary policy, and a safe-haven status in a sea of global turmoil helped spark rallies in Treasury securities and a fourth consecutive year of double-digit gains in major stock indices.

o U.S. Treasuries outperformed other fixed income sectors for the year, but they suffered in the first quarter of 1999, as concerns over international turmoil lessened and investor demand for the higher yields offered by other fixed income sectors increased.

o The Euro-zone also turned in a fine economic performance for the year. Growth was solid and inflation continued to edge lower, prompting declines in interest rates and substantial rallies in equity markets. Optimism about the advent of the single currency buttressed European financial markets.

o Bringing up the rear of the world's advanced economies once again was Japan, as the nation showed no sign of breaking out of its slump in a meaningful way.

U.S. Equities

Overall, the fiscal year witnessed a continuation of significant volatility, but at the same time U.S. equity markets in general were strong. Concerns over both foreign and domestic economies kept investor preference toward the liquidity and perceived safety of large-capitalization stocks.

o Large cap stocks, as measured by the S&P 500 Index, produced a one year return of 18.46%, leading the U.S. equity market. Midcap and small cap stocks rallied in the second half of the fiscal year, but impacted by global economic turmoil in the third calendar quarter of 1998, returned 0.45% and -16.26% for the twelve months ended March 31, 1999, respectively.

o The third calendar quarter was highlighted by several factors which combined to cause all U.S. equity markets to tumble:
   -  Russia's financial collapse
   -  a weakening economic outlook in Latin America
   -  ongoing economic woes in Asia
   -  the collapse of a high profile hedge fund
   -  lower corporate profits and expectations of slower growth in the U.S.

o Fears of global recession and financial market instability prompted three quick interest rate cuts of 0.25% each by the Federal Reserve Board beginning in late September. This demonstrated commitment to maintain global financial stability--along with a lack of panic among small market investors after the summer plunge--was all the markets needed to spark a powerful rally that fueled the strongest fourth quarter returns in some twenty years for most of the major U.S. large cap equity indices. The quarter was led by the technology sector in general and internet-related stocks in particular.

o Equity markets continued to rally in the first quarter of 1999, buoyed by strength in economic growth, consumer spending, and fourth quarter earnings reports as well as by low inflation and interest rates. Many companies, especially in the technology arena, expressed upbeat outlooks.

U.S. Bonds

The U.S. bond market rallied, continuing the bullish trend in place since early 1997 and trading up even further as investors sought a haven of safety from the worldwide economic uncertainty. However, the year was split between the U.S. Treasury rally in the first half and the "spread sectors" rally in the second.

o  For the first six months of the annual period:

   - U.S. Treasuries were the primary beneficiary of the high-volume flight to quality, benefiting from both foreign investors and domestic equity investors seeking relative stability.

   -  Municipal bonds rallied as well, though not quite to the same extent.

   - Yield spreads on corporate and asset-backed securities widened with investor concerns about the negative domestic credit implications of the financial crisis in foreign markets. The mortgage-backed sector lagged, as the expectation of high prepayments was renewed.

o  In the six months ending March 31, 1999:

   - Yield spreads in the corporate, mortgage, and asset-backed sectors tightened substantially with the return of liquidity to the fixed income markets and volatility seemed to decline with the unwinding of the global crisis environment. This relative outperformance made what are known as the "spread sectors" even more attractive.

   - These very same factors led to a U.S. Treasury market performance of -0.15% for the fourth calendar quarter of 1998, its first negative performance since the first quarter of 1997. The U.S. Treasury Index was dragged down even further in the first quarter of 1999, with the birth of the Euro currency, Brazilian devaluation, and in the U.S., heavy merger activity and booming debt origination.

   - Municipal bond yields moderately increased, demonstrating less volatility than other fixed income sectors primarily because they are less impacted by overseas turmoil.

International Markets

Most of the world's developed equity markets enjoyed a record-setting pace through mid-July, but emerging market uncertainties and many of the same factors that led to third calendar quarter troubles for the U.S. equity markets spoiled this trend. In the second half of the fiscal year, world equity markets in general rebounded sharply from the summer's painful sell-off, as several events combined to improve investor sentiment.

o Unexpected rate reductions by the U.S. Federal Reserve Board relieved emerging market tensions.

o Congressional approval of International Monetary Fund (IMF) rescue funds for Brazil was seen as helpful in restoring confidence.

o Initial pessimism that Japan would endure a deep and prolonged recession took the Nikkei Index to 13 year lows. But even there, the subsequent flow of restructuring announcements by Japanese corporations combined with bank capital injections led foreign investors to return to Japan despite anemic economic conditions.

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Investment Funds

Letter to Shareholders
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o  Emerging markets as a whole reversed their sharp losses of the previous half-year, staging a broad recovery as a result of a more favorable interest rate environment and evidence that economic conditions have bottomed, particularly in Asia.

International bond markets were impacted by most of the same factors as the U.S. and international equity markets. During the third calendar quarter of 1998, these markets were shaken by Russia defaulting on its domestic debt only weeks after entering into a new IMF-assisted bailout. In response to signs of a global economic slowdown, central banks around the world eased monetary policy to stimulate credit expansion, triggering an extensive bond rally in the last months of 1998. However, European interest rates backed up in the first quarter of 1999, as a result of the same happening in the U.S.

Cash

The U.S. dollar was rather irrepressible for most of the first half of the fiscal year, standing strong versus most currencies, including the Japanese yen, the German deutschemark, and the British pound. Toward the end of the third calendar quarter, even the U.S. dollar temporarily joined the ranks of dramatically plunging assets, adding further confusion to the already volatile financial markets. In the fourth calendar quarter, the U.S. dollar continued to weaken--sharply against the Japanese yen and moderately against the German deutschemark. Reasons included:

o perceptions that the U.S. has the burden of bailing out global financial markets, especially Latin America

o the announcement of an aggressive stimulus package to push Japan out of recession

o  the anticipation of a strong euro, the European economic and monetary union
   (EMU) common currency

o  political instability surrounding the Clinton impeachment proceedings.

As 1999 began, the U.S. dollar was steadily strong against the euro and volatile against the yen.

INVESTMENT REVIEW

The Lifecycle Funds each outperformed its category average for the annual period ended March 31, 1999. This strong relative performance was due primarily to superior asset allocation. While the Funds each slightly underperformed its respective benchmark, investment management fees accounted for the small difference. Adjusting for this factor, the Funds would have slightly outperformed their benchmark returns.

 Periods ended March 31, 1999                                 Cumulative Total Returns        Average Annual Total Returns
-------------------------------------------------------------------------------------------------------------------------------
                                                      Past 1   Past 3   Past 5    Since     Past 1   Past 3   Past 5    Since
                                                       year    years    years   inception    year    years    years   inception
-------------------------------------------------------------------------------------------------------------------------------
 BT Investment Lifecycle Long Range Fund(1)           12.44%   71.18%   117.89%   110.92%   12.44%   19.62%   16.85%   14.91%
   (inception 11/16/93)
 Asset Allocation Index--Long Range(2)                13.42%   63.81%   118.26%   112.96%   13.42%   18.63%   17.59%   15.52%
 Lipper Flexible Portfolio Average(3)                  6.20%   52.47%   104.18%   101.91%    6.20%   14.88%   14.99%   13.73%
-------------------------------------------------------------------------------------------------------------------------------
 BT Investment Lifecycle Mid Range Fund(1)            10.12%   54.63%    86.58%    77.31%   10.12%   15.64%   13.28%   11.06%
   (inception 10/14/93)
 Asset Allocation Index--Mid Range(2)                 10.82%   49.33%    89.55%    85.12%   10.82%   14.30%   13.64%   12.04%
 Lipper Flexible Portfolio Average(3)                  6.20%   52.47%   104.18%   102.16%    6.20%   14.88%   14.99%   13.31%
-------------------------------------------------------------------------------------------------------------------------------
 BT Investment Lifecycle Short Range Fund(1)           7.76%   38.52%    58.02%    52.56%    7.76%   11.47%    9.58%    8.05%
   (inception 10/15/93)
 Asset Allocation Index--Short Range(2)                8.07%   33.12%    59.21%    56.31%    8.07%   10.00%    9.75%    8.60%
 Lipper Income Average(3)                              2.48%   39.37%    86.33%    78.81%    2.48%   11.57%   13.00%   11.14%
-------------------------------------------------------------------------------------------------------------------------------

The Funds started the fiscal year with a higher allocation to U.S. equities than their benchmark weightings and conversely a lower than benchmark allocation to U.S. bonds. This served the Funds well for the second calendar quarter of 1998, as stock performance bettered bonds by about 1%. Over the summer, we reduced the Funds' allocation to U.S. stocks somewhat in favor of European stock markets like France and Germany. After the correction in global equity markets toward the end of the third calendar quarter, the Funds shifted out of European stocks and again overweighted U.S. equities. Throughout, the Funds maintained an underweight allocation to U.S. bonds, while investing internationally in government bonds from Japan, France and Germany.

Though the U.S. equity portion of the Funds' portfolios did not match S&P 500 Index performance for the fiscal year, it did manage to beat the performance of broader indices like the Russell 3000 Index. The fixed income portion of the Funds' portfolios closely tracked the Salomon Broad Investment Grade (BIG) Index(4) for the fiscal year. Overall, individual stock selection detracted from relative performance while asset allocation and country selection decisions had a positive impact on the Funds' returns.

o The Lifecycle Long Range Fund's asset weightings were 56% in equities, 39% in bonds, and 5% in cash and other short-term instruments as of March 31, 1999.

----------
(1) Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) Indices are unmanaged, and investments cannot be made in an index. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.

(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

(4) The Salomon Broad Investment Grade Index covers an all-inclusive universe of institutionally-traded U.S. Treasury, agency, mortgage and corporate securities.

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Investment Funds

Letter to Shareholders
--------------------------------------------------------------------------------

o The Lifecycle Mid Range Fund's asset weightings were 37% in equities, 54% in bonds and 9% in cash and other short-term instruments as of March 31, 1999.

o The Lifecycle Short Range Fund's asset weightings were 17% in equities, 60% in bonds and 23% in cash and other short-term instruments as of March 31, 1999.

MANAGER OUTLOOK

We believe the U.S. economic juggernaut, combining solid growth with low inflation, should continue unabated and remains a key sustaining element for the global economic environment. By skirting the typical inflationary ambush points as the economic expansion matures, the U.S. not only has created unusual domestic prosperity, but it also has helped a number of nations overseas to regain some of their equilibrium, though growth outside the U.S. remains quite mediocre. We are optimistic about continued U.S. economic strength and its favorable affect on the international markets, as the proverbial rising tide does finally appear to be lifting all ships.

o The strongest labor market in 30 years, higher personal incomes, and brimming confidence levels keep the U.S. appetite for imports at a fevered pitch.

o Ironically, the U.S. economy has benefited, too, from the prior slump in Asia and sluggishness in Europe. Ample spare capacity overseas has acted as a safety valve, keeping a lid on global prices and allowing the U.S. economy to grow briskly without sparking inflationary pressures.

o Tame inflation is the primary factor keeping the Federal Reserve Board from raising interest rates and preserving the bullish sentiment in U.S. financial markets. Also, over the past three years, the growth of productivity has roughly doubled to 2% a year, and some are greeting this news as the beginning of a long-term trend which will permanently quicken the rate of improvement of living standards while temporarily helping hold down inflation.

Aggressive monetary easing by the European Central Bank has heightened hopes that the soggy pattern of economic activity in Europe during late 1998 and early this year will pick up soon. There seems to be significant monetary easing built into the pipeline at this point, as many of the peripheral countries in the EMU lowered interest rates dramatically to meet the January 1 target for monetary union. In addition, the Bank of England has been dropping rates forcefully for some months now. We expect the European policy-makers to meet with reasonably good success as they try to breathe a little more vitality into the region. So far, however, the European expansion remains listless, especially in Germany.

Japan's economic travails have been more dramatic and prolonged than Europe's, of course, but the recent rally in its stock market and liberal doses of government spending and monetary easing are triggering forecasts of an upturn. However, we still believe that Japan's GDP will not break into positive territory this fiscal year. The wobbly labor market gives off alarming signals to wary Japanese consumers. Unemployment, already at record levels, is likely to rise further as corporations restructure, streamline, and adjust to the rigors of global competition and a lackluster domestic marketplace. We anticipate that a lift-off in consumer and business sentiment will be required to place the economy on a self-sustaining recovery track.

Given this outlook, we intend to keep the Funds' portfolios overweighted in U.S. equities for the foreseeable future. It is hard to be bearish on U.S. stocks despite their high valuations, because the U.S. economy is itself a formidable growth machine that continues to help companies generate relatively high levels of revenue and profits. Rising labor costs and limited pricing power are chipping away at profit margins, but this has been a gradual process, and labor costs are still relatively restrained. It probably will require some fairly dramatic event, such as a monetary tightening, to dampen the spirits of the U.S. stock market, and we believe the Federal Reserve Board is not going to undertake such a move until it has definitive evidence that inflation has returned. For now, steady monetary policy is likely to keep U.S. interest rates moving in a narrow range. In Europe, recent monetary measures should, in our opinion, speed up the rate of economic activity and give a lift to equity markets in the region. We remain skeptical about the recently more favorable economic outlook in Japan, and we believe the equity market there may get a little uneasy if growth does not pick up soon.

We will, of course, continue to closely observe economic conditions and how they affect the financial markets, as we seek to achieve the Funds' objective.

We value your ongoing support of the BT Investment Lifecycle Funds and look forward to continuing to serve your investment needs in the years ahead.

                                /s/ Philip Green

                                  Philip Green
                            Portfolio Manager of the
                                 Lifecycle Funds
                                 March 31, 1999

--------------------------------------------------------------------------------
Investment Lifecycle Long Range Fund

Letter to Shareholders
--------------------------------------------------------------------------------


                    Diversification of Portfolio Investments

                     By Asset Class as of March 31, 1999
                    (percentages are based on Net Assets)

The printed document contains a pie chart depicting the following percentages:

                       Stocks                      56%
                       Bonds                       39%
                       Short Term Instruments       5%

This chart shows the Fund's investment exposure to different asset classes (i.e. stocks, bonds and short term instruments) based on the risk characteristics of the asset class rather than the actual instrument. For example, the Fund may buy or sell a futures contract to increase or decrease the Fund's exposure to the stock market.

                       Five Largest Common Stock Holdings

                            Pfizer, Inc.
                            Cisco Systems, Inc.
                            General Electric Co.
                            Merck &Co., Inc.
                            BankAmerica Corp.

                       Five Largest Fixed Income Securities

                            FNMA TBA, 7.5%, 9/1/21
                            U.S. Treasury Bond, 8.125%, 8/15/19
                            FNMA TBA, 6.5%, 4/1/23
                            U.S. Treasury Note, 4.75%, 11/15/08
                            FHLB, 5.125%, 9/15/03

--------------------------------------------------------------------------------
Objective
Seeks high total return with reduced risk over the long term by investing in stocks, bonds and short term instruments.

Investment Instruments

Primarily common stocks, corporate and government issued intermediate- to long-term bonds, various government agency issued asset-backed securities, and all types of domestic and foreign securities and money market instruments.

--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

Comparison of Change in
Value of a $10,000
Investment in the BT
Investment Lifecycle Long
Range Fund, the Asset
Allocation Index-Long
Range and the S&P 500
Index since November 30,
1993.

-----------------------------------
 Total Return for the Periods
   Ended March 31, 1999

One    Three     Five       Since
Year    Year     Year     11/16/93*
12.44% 19.62%** 16.85%**  14.91%**

* The Fund's inception date.
**Annualized.

Investment return and
principal value may
fluctuate so that shares,
when redeemed, may be
worth more or less than
their original cost.
-----------------------------------


----------
(1) Asset Allocation Index-Long Range is comprised of the following:
    55% S&P 500 Index
    35% Salomon Broad Investment Grade Bond Index
    10% T-Bill 3-Month Index


BT Investment Lifecycle Long Range Fund - $21,092
Asset Allocation Index - Long Range Fund - $21,296
S&P 500 Index - $31,229

The printed document contains a line graph depicting the following plot points:

Nov-93    Mar-94   Sep-94   Mar-95   Sep-95   Mar-96   Sep-96   Mar-97   Sep-97   Mar-98  Sep-98   Mar-99
10000     9680      9698    10319    11479    12321    13074    14032    16686    18759   18492    21092
10000     9789     10082    10843    12256    13180    13889    14908    17432    19400   19192    21296
10000     9737     10256    11253    13308    14867    16014    17813    22490    26363   24524    31229

Past performance is not indicative of future performance. The S&P 500 Index is an indicator of general market performance. Indices are unmanaged and investments may not be made in an index. Performance figures assume the reinvestment of dividends and capital gain distributions.

--------------------------------------------------------------------------------
Investment Lifecycle Mid Range Fund

Letter to Shareholders
--------------------------------------------------------------------------------

                    Diversification of Portfolio Investments

                       By Asset Class as of March 31, 1999
                      (percentages are based on Net Assets)

The printed document contains a pie chart depicting the following percentages:

                       Bonds                     54%
                       Stocks                    37%
                       Short Term Instruments     9%

This chart shows the Fund's investment exposure to different asset classes (i.e. stocks, bonds and short term instruments) based on the risk characteristics of the asset class rather than the actual instrument. For example, the Fund may buy or sell a futures contract to increase or decrease the Fund's exposure to the stock market.

                       Five Largest Common Stock Holdings

                            Pfizer, Inc.
                            Cisco Systems, Inc.
                            General Electric Co.
                            Merck &Co., Inc.
                            BankAmerica Corp.

                      Five Largest Fixed Income Securities

                           U.S. Treasury Bond, 8.125%, 8/15/19
                           FNMA TBA, 7.5%, 9/1/21
                           FNMA, 6.5%, 4/1/23
                           FHLB, 5.125%, 9/15/03
                           FNMA TBA, 7%, 9/1/21

--------------------------------------------------------------------------------
Objective

Seeks long term capital growth, current income and growth of income consistent with reasonable investment risk.

Investment Instruments

Primarily common stocks, corporate and government issued intermediate- to long-term bonds, various government agency issued asset-backed securities, and all types of domestic and foreign securities and money market instruments.
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

Comparison of Change in
Value of a $10,000
Investment in the BT
Investment Lifecycle Mid
Range Fund, the Asset
Allocation Index-Mid
Range and the S&P 500
Index since October 31,
1993.

-----------------------------------
 Total Return for the Periods
   Ended March 31, 1999

One    Three     Five       Since
Year    Year     Year     10/14/93*
10.12% 15.64%** 13.28%**  11.06%**

*  The Fund's inception date.
** Annualized.

Investment return and
principal value may
fluctuate so that shares,
when redeemed, may be
worth more or less than
their original cost.

-----------------------------------

----------
(1) Asset Allocation Index-Mid Range is comprised of the following:
    35% S&P 500 Index
    45% Salomon Broad Investment Grade Bond Index
    20% T-Bill 3-Month Index

BT Investment Lifecycle Mid Range Fund - $17,731
Asset Allocation Index - Mid Range(1) $18,512
S&P 500 Index - $30,932

The printed document contains a line graph depicting the following plot points:

Oct-93    Mar-94  Sep-94  Mar-95  Sep-95  Mar-96  Sep-96  Mar-97  Sep-97  Mar-98  Sep-98  Mar-99
10000     9503    9515    10002   10876   11466   12040   12746   14662   16101   16336   17731
10000     9766    9971    10611   11724   12396   12934   13658   15388   16705   16912   18512
10000     9644    10158   11145   13180   14724   15861   17642   22275   26111   24290   30932

Past performance is not indicative of future performance. The S&P 500 Index is an indicator of general market performance. Indices are unmanaged and investments may not be made in an index. Performance figures assume the reinvestment of dividends and capital gain distributions.

--------------------------------------------------------------------------------
Investment Lifecycle Short Range Fund

Letter to Shareholders
--------------------------------------------------------------------------------
                    Diversification of Portfolio Investments

                       By Asset Class as of March 31, 1999
                      (percentages are based on Net Assets)

     The printed document contains a pie chart depicting the following percentages:

Stocks 17%

Bonds 60%

Short Term Instruments 23%

This chart shows the Fund's investment exposure to different asset classes (i.e. stocks, bonds and short term instruments) based on the risk characteristics of the asset class rather than the actual instrument. For example, the Fund may buy or sell a futures contract to increase or decrease the Fund's exposure to the stock market.

                       Five Largest Common Stock Holdings

                           Pfizer, Inc.
                           Cisco Systems, Inc.
                           General Electric Co.
                           Merck &Co.
                           American International Group, Inc.

                      Five Largest Fixed Income Securities

                           U.S. Treasury Bond, 8.125%, 8/15/19
                           FNMA TBA, 6.5%, 4/1/23
                           FNMA TBA, 5.625%, 3/15/01
                           FNMA TBA, 7%, 9/1/21
                           U.S. Treasury Note, 4.75%, 11/15/08

--------------------------------------------------------------------------------
Objective

Seeks high income over the long term consistent with conservation of capital.

Investment Instruments

Primarily common stocks, corporate and government issued intermediate- to long-term bonds, various government agency issued asset-backed securities, and all types of domestic and foreign securities and money market instruments.

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in the BT Investment Lifecycle Short Range Fund, the Asset Allocation Index-Short Range and the S&P 500 Index since October 31, 1993.

                Total Return for the Periods Ended March 31, 1999

One           Three          Five            Since
Year          Year           Year          10/15/93*
7.76%        11.47%**       9.58%**          8.05%**

*  The Fund's inception date.
** Annualized.

 Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

----------
(1) Asset allocation Index-Short Range is comprised of the following:
    15% S&P 500 Index
    55% Salomon Broad Investment Grade Bond Index
    30% T-Bill 3-Month Index

     The printed document contains a line graph depicting the following plot points:

                      BT Investment         Asset
                        Lifecycle        Allocation
                       Short Range         Index --          S&P 500
                          Fund          Short Range(1)        Index
                      -------------     --------------       -------

          Oct-93         10000              10000             10000
          Mar-94          9654               9818              9644
          Sep-94          9580               9935             10158
          Mar-95          9951              10461             11145
          Sep-95         10635              11297             13180
          Mar-96         11014              11742             14724
          Sep-96         11427              12128             15861
          Mar-97         11929              12595             17642
          Sep-97         13236              13664             22275
          Mar-98         14158              14463             26111
          Sep-98         14775              14966             24290
          Mar-99         15256              15631             30932

Past performance is not indicative of future performance. The S&P 500 Index is an indicator of general market performance. Indices are unmanaged and investments may not be made in an index. Performance figures assume the reinvestment of dividends and capital gain distributions.

---------------------------------------------------------------------------------------------------------------------
Investment Funds

Statements of Assets and Liabilities March 31, 1999
---------------------------------------------------------------------------------------------------------------------

                                                                     Long Range        Mid Range         Short Range
                                                                   -------------      ------------      -------------
Assets
  Investment in Portfolio, at Value(1)                             $ 133,500,596      $ 77,738,644      $ 44,498,025
  Receivable for Shares of Beneficial Interest Subscribed                160,445            35,338           136,113
  Prepaid Expenses and Other                                              13,501            13,013             8,506
                                                                   -------------      ------------      ------------
Total Assets                                                         133,674,542        77,786,995        44,642,644
                                                                   -------------      ------------      ------------
Liabilities
  Due to Bankers Trust                                                    34,401            10,634             2,266
  Payable for Shares of Beneficial Interest Redeemed                      65,811           196,466            84,441
  Accrued Expenses and Other                                              24,340            24,305            24,139
                                                                   -------------      ------------      ------------
Total Liabilities                                                        124,552           231,405           110,846
                                                                   -------------      ------------      ------------
Net Assets                                                         $ 133,549,990      $ 77,555,590      $ 44,531,798
                                                                   =============      ============      ============
Composition of Net Assets
  Paid-in Capital                                                  $ 120,757,800      $ 74,387,702      $ 44,530,848
  Distribution in Excess of Net Investment Income                     (2,278,005)          (50,432)          (84,219)
  Accumulated Net Realized Gain (Loss) from Investment,
   Foreign Currency Transactions, Forward Foreign
   Currency Contracts and Futures Contracts                            2,021,200        (1,225,602)       (1,038,722)
  Net Unrealized Appreciation on Investment, Foreign Currency,
   Forward Foreign Currency Contracts and Futures Contracts           13,048,995         4,443,922         1,123,891
                                                                   -------------      ------------      ------------
Net Assets                                                         $ 133,549,990      $ 77,555,590      $ 44,531,798
                                                                   =============      ============      ============
Net Asset Value, Offering and Redemption Price Per Share
 (net assets divided by shares outstanding)                        $       12.57      $      10.60      $      10.23
                                                                   =============      ============      ============
Shares Outstanding ($0.001 par value per share,
 unlimited number of shares of beneficial interest authorized)        10,621,099         7,317,330         4,351,892
                                                                   =============      ============      ============

---------
(1) Allocated from Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III, respectively.


                      See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------
Investment Funds

Statements of Operations For the year ended March 31, 1999
-------------------------------------------------------------------------------------------------------------

                                                                Long Range        Mid Range       Short Range
                                                               ------------      -----------      -----------
Investment Income
  Income, net(1)                                               $  4,089,127      $ 2,753,269      $ 2,263,408
                                                               ------------      -----------      -----------
Expenses
  Administration and Services Fees                                  909,047          567,803          370,272
  Professional Fees                                                  20,749           18,864           18,724
  Trustees Fees                                                       4,533            4,748            4,935
  Miscellaneous                                                      17,935           20,377           19,665
                                                               ------------      -----------      -----------
  Total Expenses                                                    952,264          611,792          413,596
  Less Expenses absorbed by Bankers Trust                          (392,850)        (262,375)        (185,734)
                                                               ------------      -----------      -----------
    Net Expenses                                                    559,414          349,417          227,862
                                                               ------------      -----------      -----------
Net Investment Income                                             3,529,713        2,403,852        2,035,546
                                                               ------------      -----------      -----------
Realized and Unrealized Gain on Investments, Foreign
 Currency Transactions, Forward Foreign Currency Contracts
 and Futures Contracts
  Net Realized Gain from:
    Investment, Foreign Currency and Forward Foreign
       Currency Transactions                                        489,154        1,374,903          201,045
    Futures Contracts                                             5,920,572        1,990,151        1,585,522
  Net Change in Unrealized Appreciation/Depreciation on:
    Investment, Foreign Currency Forward Foreign
    Currency Contracts and Futures Contracts                      5,325,283        2,598,491          551,175
                                                               ------------      -----------      -----------
Net Realized and Unrealized Gain on Investment, Foreign
 Currency, Forward Foreign Currency Contracts
 and Futures Contracts                                           11,735,009        5,963,545        2,337,742
                                                               ------------      -----------      -----------
Net Increase in Net Assets from Operations                     $ 15,264,722      $ 8,367,397      $ 4,373,288
                                                               ============      ===========      ===========

----------
(1) Allocated from Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III, respectively.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------
Investment Funds

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------

                                                                                        Long Range
                                                                            ---------------------------------
                                                                               For the            For the
                                                                              year ended         year ended
                                                                            March 31, 1999     March 31, 1998
                                                                            --------------     --------------
Increase (Decrease) in Net Assets from:
Operations
  Net Investment Income                                                      $  3,529,713       $  2,771,153
  Net Realized Gain from Investment, Foreign Currency,
     Forward Foreign Currency and Futures Transactions                          6,409,726         22,301,816
  Net Change in Unrealized Appreciation/Depreciation on Investment,
   Foreign Currency, Forward Foreign Currency Contracts and
   Futures Contracts                                                            5,325,283          5,919,462
                                                                             ------------       ------------
Net Increase in Net Assets from Operations                                     15,264,722         30,992,431
                                                                             ------------       ------------
Distributions to Shareholders
  Net Investment Income                                                        (3,834,208)        (2,687,805)
  Distributions in Excess of Net Investment Income                             (2,757,601)                --
  Net Realized Gain                                                           (26,078,487)        (7,578,208)
                                                                             ------------       ------------
Total Distributions                                                           (32,670,296)       (10,266,013)
                                                                             ------------       ------------
Capital Transactions in Shares of Beneficial Interest
  Proceeds from Sales of Shares                                                56,216,194         50,397,372
  Dividend Reinvestments                                                       55,176,469         10,265,694
  Cost of Shares Redeemed                                                     (99,238,072)       (20,879,846)
                                                                             ------------       ------------
Net Increase from Capital Transactions in Shares of Beneficial Interest        12,154,591         39,783,220
                                                                             ------------       ------------
Total Increase (Decrease) in Net Assets                                        (5,250,983)        60,509,638
Net Assets
Beginning of Year                                                             138,800,973         78,291,335
                                                                             ------------       ------------
End of Year (Including (overdistributed)/undistributed net investment
   income of ($2,278,005) and $304,495, respectively.)                       $133,549,990       $138,800,973
                                                                             ============       ============


                                                                                        Mid Range
                                                                            ---------------------------------
                                                                               For the            For the
                                                                              year ended         year ended
                                                                            March 31, 1999     March 31, 1998
                                                                            --------------     --------------
Increase (Decrease) in Net Assets from:
Operations
  Net Investment Income                                                      $  2,403,852       $  2,627,618
  Net Realized Gain from Investment, Foreign Currency,
   Forward Foreign Currency and Futures Transactions                            3,365,054         14,607,347
  Net Change in Unrealized Appreciation/Depreciation on Investment,
   Foreign Currency, Forward Foreign Currency Contracts and
   Futures Contracts                                                            2,598,491          1,032,026
                                                                             ------------       ------------
Net Increase in Net Assets from Operations                                      8,367,397         18,266,991
                                                                             ------------       ------------
Distributions to Shareholders
  Net Investment Income                                                        (2,844,361)        (2,559,223)
  Net Realized Gain                                                           (15,354,490)        (5,705,614)
  Distributions in Excess of Net Realized Gain                                 (1,199,818)                --
                                                                             ------------       ------------
Total Distributions                                                           (19,398,669)        (8,264,837)
                                                                             ------------       ------------
Capital Transactions in Shares of Beneficial Interest
  Proceeds from Sales of Shares                                                55,734,996         26,695,260
  Dividend Reinvestments                                                       19,395,860          8,264,111
  Cost of Shares Redeemed                                                     (81,647,087)       (11,724,934)
                                                                             ------------       ------------
Net Increase (Decrease) from Capital Transactions in Shares of
 Beneficial Interest                                                           (6,516,231)        23,234,437
                                                                             ------------       ------------
Total Increase (Decrease) in Net Assets                                       (17,547,503)        33,236,591
Net Assets
Beginning of Year                                                              95,103,093         61,866,502
                                                                             ------------       ------------
End of Year (Including (overdistributed)/undistributed net investment
   income of ($50,432) and $364,301, respectively.)                          $ 77,555,590       $ 95,103,093
                                                                             ============       ============

                      See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------
Investment Funds

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------

                                                                                       Short Range
                                                                             --------------------------------
                                                                                For the           For the
                                                                               year ended        year ended
                                                                             March 31, 1999    March 31, 1998
                                                                             --------------    --------------
Increase (Decrease) in Net Assets from:
Operations
  Net Investment Income                                                        $2,035,546        $ 1,591,572
  Net Realized Gain from Investment, Foreign Currency,
   Forward Foreign Currency and Futures Transactions                            1,786,567          4,102,263
  Net Change in Unrealized Appreciation/Depreciation on Investment,
   Foreign Currency, Forward Foreign Currency Contracts and
   Futures Contracts                                                              551,175            976,474
                                                                              -----------        -----------
Net Increase in Net Assets from Operations                                      4,373,288          6,670,309
                                                                              -----------        -----------
Distributions to Shareholders
  Net Investment Income                                                        (2,232,481)        (1,605,565)
  Net Realized Gain                                                            (4,126,631)        (3,088,812)
  Distributions in Excess of Net Realized Gains                                (1,192,597)                --
                                                                              -----------        -----------
Total Distributions                                                            (7,551,709)        (4,694,377)
                                                                              -----------        -----------
Capital Transactions in Shares of Beneficial Interest
  Proceeds from Sales of Shares                                                56,474,812         18,129,387
  Dividend Reinvestments                                                        7,344,373          4,694,376
  Cost of Shares Redeemed                                                     (65,516,562)        (7,943,616)
                                                                              -----------        -----------
Net Increase (Decrease) from Capital Transactions in Shares of
  Beneficial Interest                                                          (1,697,377)        14,880,147
                                                                              -----------        -----------
Total Increase (Decrease) in Net Assets                                        (4,875,798)        16,856,079
Net Assets
Beginning of Year                                                              49,407,596         32,551,517
                                                                              -----------        -----------
End of Year (Including (overdistributed)/undistributed net
 investment income of ($84,219) and $258,449, respectively.)                  $44,531,798        $49,407,596
                                                                              ===========        ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Investment Funds

Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated for the BT Investment Lifecycle Long Range Fund.

                                                                                         Long Range
                                                             -------------------------------------------------------------
                                                                                For the years ended March 31,
                                                             -------------------------------------------------------------
                                                               1999          1998          1997         1996         1995
                                                             --------      --------      -------      -------      -------
Per Share Operating Performance:
Net Asset Value, Beginning of Year                           $  14.57      $  11.96      $ 11.32      $ 10.07      $  9.68
                                                             --------      --------      -------      -------      -------
Income from Investment Operations
  Net Investment Income                                          0.43          0.32         0.35         0.37         0.30
  Net Realized and Unrealized Gain on
    Investments, Foreign Currency Transactions,
    Forward Foreign Currency Contracts and
    Futures Contracts                                            1.27          3.57         1.18         1.54         0.32
                                                             --------      --------      -------      -------      -------
Total from Investment Operations                                 1.70          3.89         1.53         1.91         0.62
                                                             --------      --------      -------      -------      -------
Distributions to Shareholders
  Net Investment Income                                         (0.47)        (0.33)       (0.39)       (0.38)       (0.23)
  Distributions in Excess of Net Investment Income              (0.25)           --           --           --           --
  Net Realized Gains                                            (2.98)        (0.95)       (0.50)                       --
                                                             --------      --------      -------      -------      -------
Total Distributions                                             (3.70)        (1.28)       (0.89)       (0.66)       (0.23)
                                                             --------      --------      -------      -------      -------
Net Asset Value, End of Year                                 $  12.57      $  14.57      $ 11.96      $ 11.32      $ 10.07
                                                             ========      ========      =======      =======      =======
Total Investment Return                                         12.44%        33.69%       13.88%       19.41%        6.60%
Supplemental Data and Ratios:
  Net Assets, End of Year (000s omitted)                     $133,550      $138,801      $78,291      $56,012      $13,366
  Ratios to Average Net Assets:
    Net Investment Income                                        2.51%         2.57%        2.73%        3.58%        3.41%
    Expenses, Including Expenses of the Asset
      Management Portfolio                                       1.00%         1.00%        1.00%        1.00%        1.00%
    Decrease Reflected in Above Expense
      Ratio Due to Absorption of Expenses by Bankers Trust       0.44%         0.45%        0.48%        0.60%        0.91%

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Investment Funds

Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated for the BT Investment Lifecycle Mid Range Fund.

                                                                                     Mid Range
                                                            -----------------------------------------------------------
                                                                            For the years ended March 31,
                                                            -----------------------------------------------------------
                                                              1999         1998         1997         1996         1995
                                                            -------      -------      -------       ------      -------
Per Share Operating Performance:
Net Asset Value, Beginning of Year                          $ 12.32      $ 10.80      $ 10.48      $  9.61      $ 9.45
                                                            -------      -------      -------       ------      -------
Income from Investment Operations
  Net Investment Income                                        0.32         0.37         0.42         0.41         0.37
  Net Realized and Unrealized Gain on
    Investments, Foreign Currency Transactions,
    Forward Foreign Currency Contracts and
    Futures Contracts                                          0.84         2.36         0.72         0.96         0.11
                                                            -------      -------      -------       ------      -------
Total from Investment Operations                               1.16         2.73         1.14         1.37         0.48
                                                            -------      -------      -------       ------      -------
Distributions to Shareholders
  Net Investment Income                                       (0.38)       (0.37)       (0.44)       (0.44)       (0.32)
  Net Realized Gains                                          (2.32)       (0.84)       (0.38)                       --
  Distributions in Excess of Net Realized Gain                (0.18)          --           --           --           --
                                                            -------      -------      -------       ------      -------
Total Distributions                                           (2.88)       (1.21)       (0.82)       (0.50)       (0.32)
                                                            -------      -------      -------       ------      -------
Net Asset Value, End of Year                                $ 10.60      $ 12.32      $ 10.80      $ 10.48      $  9.61
                                                            =======      =======      =======       ======      =======
Total Investment Return                                       10.12%       26.33%       11.16%       14.65%        5.24%
Supplemental Data and Ratios:
   Net Assets, End of Year (000s omitted)                   $77,556      $95,103      $61,867      $51,466      $25,733
   Ratios to Average Net Assets:
      Net Investment Income                                    2.75%        3.31%        3.48%        4.15%        4.01%
      Expenses, Including Expenses of the Asset
        Management Portfolio II                                1.00%        1.00%        1.00%        1.00%        1.00%
   Decrease Reflected in Above Expense
      Ratio Due to Absorption of Expenses by Bankers Trust     0.51%        0.48%        0.55%        0.58%        0.76%

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Investment Funds

Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated for the BT Investment Lifecycle Short Range Fund.

                                                                                    Short Range
                                                            -----------------------------------------------------------
                                                                            For the years ended March 31,
                                                            -----------------------------------------------------------
                                                              1999         1998         1997         1996         1995
                                                            -------      -------      -------       ------      -------
Per Share Operating Performance:
Net Asset Value, Beginning of Year                          $ 10.82      $ 10.31      $ 10.03      $  9.50      $  9.60
                                                            -------      -------      -------      -------      -------
Income from Investment Operations
  Net Investment Income                                        0.40         0.44         0.48         0.45         0.41
  Net Realized and Unrealized Gain (Loss) on
    Investments, Foreign Currency Transactions,
    Forward Foreign Currency Contracts and
    Futures Contracts                                          0.43         1.39         0.34         0.54        (0.13)
                                                            -------      -------      -------      -------      -------
Total from Investment Operations                               0.83         1.83         0.82         0.99         0.28
                                                            -------      -------      -------      -------      -------
Distributions to Shareholders
  Net Investment Income                                       (0.44)       (0.46)       (0.54)       (0.46)       (0.37)
  Net Realized Gains                                          (0.76)       (0.86)          --           --        (0.01)
  Distributions in Excess of Net Realized Gains               (0.22)          --           --           --        (0.01)
                                                            -------      -------      -------      -------      -------
Total Distributions                                           (1.42)       (1.32)       (0.54)       (0.46)       (0.38)
                                                            -------      -------      -------      -------      -------
Net Asset Value, End of Year                                $ 10.23      $ 10.82      $ 10.31      $ 10.03      $  9.50
                                                            -------      -------      -------      -------      -------
Total Investment Return                                        7.76%       18.68%        8.32%       10.67%        3.08%
Supplemental Data and Ratios:
  Net Assets, End of Year (000s omitted)                    $44,532      $49,408      $32,552      $28,899      $21,137
  Ratios to Average Net Assets:
    Net Investment Income                                      3.52%        4.06%        4.24%        4.64%        4.47%
    Expenses, Including Expenses of the Asset
      Management Portfolio III                                 1.00%        1.00%        1.00%        1.00%        1.00%
    Decrease Reflected in Above Expense
      Ratio Due to Absorption of Expenses
      by Bankers Trust                                         0.55%        0.58%        0.65%        0.65%        0.82%

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Investment Funds

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies

A. Organization

BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21,1986, as a business trust under the laws of the Commonwealth of Massachusetts. The BT Investment Lifecycle Long Range Fund, Mid Range Fund and Short Range Fund (each a "Fund", and collectively, the "Funds") are three of the funds offered to investors by the Trust. The Funds commenced operations and began offering shares of beneficial interest on the following dates:

                                              Commencement of
                                          Operations and Issuance
     Fund                                 of Beneficial Interest
     -----                                -----------------------
     Long Range                              November 16, 1993
     Mid Range                                October 14, 1993
     Short Range                              October 15, 1993

The Long Range Fund, Mid Range Fund and Short Range Fund invest substantially all of their investable assets in the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio Ill (each a "Portfolio" and collectively, the "Portfolios"), respectively. The Portfolios are open-end management investment companies registered under the Act. The Funds seek to achieve their investment objectives by investing all of their investable assets in the respective Portfolios. The value of such investment in the Portfolios reflects each Fund's proportionate interest in the net assets of that Portfolio. At March 31, 1999, the Long Range Fund's investment was approximately 19% of the Asset Management Portfolio, the Mid Range Fund's investment was 100% of the Asset Management Portfolio II and the Short Range Fund's investment was 100% of the Asset Management Portfolio Ill.

The financial statements of each of the Portfolios, including a list of investments held, are contained elsewhere in this report and should be read in conjunction with the Funds' financial statements.

B. Security Valuation

Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolios' Notes to FinancialStatements which are included elsewhere in this report.

C. Investment Income

Each Fund earns income, net of expenses, daily on its investment in the respective Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of each Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Distributions

It is each Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income. Dividends payable to shareholders are recorded by each Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, will be made annually to the extent they exceed capital loss carryforwards.

E. Federal Income Taxes

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute its income to shareholders. Therefore, no federal income tax provision is required.

Each of the Funds may periodically make reclassifications among certain of its capital accounts as a result of the differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The Long Range Fund, Mid Range Fund and Short Range Fund have deferred post October currency losses of $2,754,278, $59,918 and $91,710, respectively, and post October capital losses of $0, $1,186,219 and $1,016,070, respectively, to next year.

F. Other

The Trust accounts separately for the assets, liabilities and operations of each of the Funds. Expenses directly attributable to each Fund are charged to that Fund, while expenses which are attributable to all of the Trust's funds are allocated among them. Investment transactions are accounted for on a trade date basis. Realized gains and losses are determined on the basis of identified cost.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

The Funds have entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, transfer agency and shareholder services to each of the Funds in return for a fee computed daily and paid monthly at an annual rate of .65% of each Fund's average daily net assets.

ICC Distributors, Inc., a member of the Forum Group of Companies, provides distribution services to the Fund.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of each Fund, to the extent necessary, to limit all expenses to .40% of the average daily net assets of each Fund, excluding expenses of the respective Portfolios, and 1.00% of the average daily net assets of each Fund, including expenses of the respective Portfolios.

Bankers Trust Company is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regula-

--------------------------------------------------------------------------------
Investment Funds

Notes to Financial Statements
--------------------------------------------------------------------------------

tory approvals, and continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control its operations as investment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Note 3--Shares of Beneficial Interest

At March 31, 1999, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                    For the year ended March 31, 1999
                       ------------------------------------------------------------------------------------------
                               Long Range                      Mid Range                      Short Range
                       ---------------------------    ---------------------------     ---------------------------
                         Shares          Amount         Shares          Amount          Shares          Amount
                       ----------     ------------    ----------     ------------     ----------     ------------
Sold                    4,020,162     $ 56,216,194     4,930,477     $ 55,734,996      5,240,975     $ 56,474,812
Reinvested              4,158,962       55,176,469     1,778,085       19,395,860        699,312        7,344,373
Redeemed               (7,082,887)     (99,238,072)   (7,113,436)     (81,647,087)    (6,155,471)     (65,516,562)
                       ----------     ------------    ----------     ------------     ----------     ------------
Increase/(Decrease)     1,096,237     $ 12,154,591      (404,874)    $ (6,516,231)      (215,184)    $ (1,697,377)
                       ==========     ============    ==========     ============     ==========     ============


                                                    For the year ended March 31, 1998
                       ------------------------------------------------------------------------------------------
                               Long Range                      Mid Range                      Short Range
                       ---------------------------     --------------------------      --------------------------
                         Shares          Amount         Shares          Amount          Shares          Amount
                       ----------     ------------     ---------     ------------      ---------      -----------
Sold                    3,788,806     $ 50,397,372     2,274,374     $ 26,695,260      1,697,739      $18,129,387
Reinvested                766,800       10,265,694       711,292        8,264,111        448,659        4,694,376
Redeemed               (1,578,278)     (20,879,846)     (991,588)     (11,724,934)      (737,866)      (7,943,616)
                       ----------     ------------     ---------     ------------      ---------      -----------
Increase                2,977,328     $ 39,783,220     1,994,078     $ 23,234,437      1,408,532      $14,880,147
                       ==========     ============     =========     ============      =========      ===========

--------------------------------------------------------------------------------
Investment Funds

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of BT Investment Funds and the
Shareholders of the Lifecycle Long Range Fund,
Lifecycle Mid Range Fund, and Lifecycle Short Range Fund:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Lifecycle Long Range Fund, Lifecycle Mid Range Fund and Lifecycle Short Range Fund (three of the Funds comprising BTInvestment Funds, hereafter referred to as the "Funds") at March 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
May 18, 1999


--------------------------------------------------------------------------------
Tax Information (unaudited) For the Tax Year Ended March 31, 1999
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Lifecycle Long Range Fund, Mid Range Fund and Short Range Fund's distributions to shareholders included $19,515,109, $10,648,741 and $3,011,700, respectively, from long-term capital gains, all of which was subject to the 20% capital gains rate.

Of ordinary distributions made by the Lifecycle Long Range Fund, Mid Range Fund and Short Range Fund during the year ended March 31, 1999, 6.92%, 4.74% and 2.12%, respectively, qualifies for the dividends received deduction available to corporate shareholders.

Of ordinary distributions made by the Lifecycle Long Range Fund, Mid Range Fund and Short Range Fund, during the year ended March 31, 1999, 2.05%, 4.4% and 6.5%, respectively, have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

Note: 1999 calendar year percentages will be distributed under separate cover in January 2000.

--------------------------------------------------------------------------------
Asset Management Portfolio

Schedule of Portfolio Investments March 31, 1999
--------------------------------------------------------------------------------

 Shares                       Description                               Value
 ------                       -----------                               -----

               COMMON STOCKS - 43.9%
               Aerospace - 0.1%
     17,600    Boeing Co. ....................................       $   600,600
      2,352    Raytheon Co. - Class A ........................           135,841
                                                                     -----------
                                                                         736,441
                                                                     -----------
               Airlines - 0.4%
     28,600    AMR Corp.(1) ..................................         1,674,887
     13,600    Delta Air Lines, Inc. .........................           945,200
                                                                     -----------
                                                                       2,620,087
                                                                     -----------
               Auto Related - 1.0%
     17,769    DaimlerChrysler AG(1) .........................         1,529,309
     53,000    Dana Corp. ....................................         2,014,000
     36,900    General Motors Corp. ..........................         3,205,687
                                                                     -----------
                                                                       6,748,996
                                                                     -----------
               Banks - 2.8%
    109,765    BankAmerica Corp. .............................         7,752,167
    109,800    BankBoston Corp. ..............................         4,755,712
     92,800    Chase Manhattan Corp. .........................         7,545,800
                                                                     -----------
                                                                      20,053,679
                                                                     -----------
               Beverages - 1.2%
     37,200    Coca-Cola Co. .................................         2,283,150
     27,400    Coca-Cola Enterprises, Inc. ...................           828,850
    127,400    PepsiCo, Inc. .................................         4,992,487
     13,800    Seagram Company Ltd. ..........................           690,000
                                                                     -----------
                                                                       8,794,487
                                                                     -----------
               Chemicals and Toxic Waste - 1.4%
     19,200    Air Products and Chemicals, Inc. ..............           657,600
     82,200    Du Pont (E.I.) de Nemours & Co. ...............         4,772,737
     84,500    Monsanto Co. ..................................         3,881,719
     16,900    Solutia, Inc. .................................           293,637
                                                                     -----------
                                                                       9,605,693
                                                                     -----------
               Computer Services - 2.1%
     65,000    Cendant Corp.(1) ..............................         1,023,750
    117,375    Cisco Systems, Inc.(1) ........................        12,859,898
     40,700    Seagate Technology, Inc. ......................        11,203,194
                                                                     -----------
                                                                      15,086,842
                                                                     -----------
               Computer Software - 1.3%
    22,800     BMC Software, Inc.(1) ............................        845,025
    55,275     Computer Associates International, Inc. ..........      1,965,717
    56,800     Microsoft Corp.(1) ...............................      5,090,700
    53,437     Oracle Corp.(1) ..................................      1,409,401
                                                                      ----------
                                                                       9,310,843
                                                                      ----------
               Diversified - 1.8%
   114,900     AlliedSignal, Inc. ...............................      5,651,644
    28,200     SUPERVALU, Inc. ..................................        581,625
    21,400     Textron, Inc. ....................................      1,655,825
    36,200     United Technologies Corp. ........................      4,902,837
                                                                      ----------
                                                                      12,791,931
                                                                      ----------
               Drugs - 3.9%
    45,600     Lilly (Eli) & Co. ................................      3,870,300
   117,200     Merck & Co., Inc. ................................      9,397,975
   104,600     Pfizer, Inc. .....................................     14,513,250
                                                                      ----------
                                                                      27,781,525
                                                                      ----------
               Electrical Equipment - 1.8%
    48,400     Emerson Electric Co. .............................      2,562,175
    92,200     General Electric Co. .............................     10,199,625
                                                                      ----------
                                                                      12,761,800
                                                                      ----------

 Shares                       Description                               Value
 ------                       -----------                               -----
               Electronics - 1.8%
    51,400     Analog Devices, Inc.(1) ..........................      1,529,150
    46,000     Intel Corp. ......................................      5,479,750
    23,900     LSI Logic Corp.(1) ...............................        745,381
    38,400     Motorola, Inc. ...................................      2,812,800
    46,000     Xilinx, Inc.(1) ..................................      1,865,875
                                                                      ----------
                                                                      12,432,956
                                                                      ----------
               Entertainment - 0.2%
    54,081     Disney (Walt) Co. ................................      1,683,271
                                                                      ----------
               Environmental Control - 0.2%
    47,000     U.S. Filter Corp.(1) .............................      1,439,375
                                                                      ----------
               Financial Services - 2.5%
    59,800     Associates First Capital Corp. - Class A .........      2,691,000
    82,199     Citigroup ........................................      5,250,461
    41,100     First Data Corp. .................................      1,757,025
    72,000     Freddie Mac ......................................      4,113,000
    59,100     MBNA Corp. .......................................      1,411,012
    20,400     Merrill Lynch & Co., Inc. ........................      1,804,125
    21,800     T. Rowe Price Associates, Inc. ...................        749,375
                                                                      ----------
                                                                      17,775,998
                                                                      ----------
                Foods - 1.2%
    89,000      Bestfoods ......................................       4,183,000
    11,125      Corn Products International, Inc. ..............         266,305
   119,000      Sara Lee Corp. .................................       2,945,250
    12,730      Tricon Global Restaurants, Inc.(1) .............         894,282
                                                                      ----------
                                                                       8,288,837
                                                                      ----------
                Healthcare - 1.1%
    16,800      Abbott Laboratories ............................         786,450
    77,500      Johnson & Johnson ..............................       7,260,781
                                                                      ----------
                                                                       8,047,231
                                                                      ----------
                Hospital Supplies and Healthcare - 1.0%
    36,700      Baxter International, Inc. .....................       2,422,200
    39,600      Becton Dickinson & Co. .........................       1,517,175
    41,496      Tyco International Ltd. ........................       2,977,338
                                                                      ----------
                                                                       6,916,713
                                                                      ----------
                Hotel/Motel - 0.5%
    87,000      Marriott International, Inc. ...................       2,925,375
    10,875      Sodexho Marriott Services, Inc.(1) .............         239,930
                                                                      ----------
                                                                       3,165,305
                                                                      ----------
                Household Products - 1.3%
    21,800      Clorox Co. .....................................       2,554,687
    65,400      Procter & Gamble Co. ...........................       6,405,113
                                                                      ----------
                                                                       8,959,800
                                                                      ----------
                Insurance - 1.6%
    63,675      American International Group, Inc. .............       7,680,797
        51      Berkshire Hathaway, Inc. - Class A(1)...........       3,641,400
         3      Berkshire Hathaway, Inc. - Class B(1)...........           7,053
                                                                      ----------
                                                                      11,329,250
                                                                      ----------
                Metals - 0.1%
    20,000      Alcan Aluminum Ltd. ............................         516,250
    21,600      Freeport-McMoRan Copper & Gold, Inc. ...........
                Class B ........................................         234,900
                                                                      ----------
                                                                         751,150
                                                                      ----------
                Office Equipment and Computers - 1.3%
    38,200      Hewlett-Packard Co. ............................       2,590,438
    26,400      International Business Machines Corp. ..........       4,679,400
    31,800      Xerox Corp. ....................................       1,697,325
                                                                      ----------
                                                                       8,967,163
                                                                      ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Asset Management Portfolio

Schedule of Portfolio Investments March 31, 1999
--------------------------------------------------------------------------------

 Shares                       Description                               Value
 ------                       -----------                               -----

                 Oil - Domestic - 0.8%
       5,800     Atlantic Richfield Co. .......................     $    423,400
      16,927     Burlington Resources, Inc. ...................          676,022
      54,600     ENSCO International, Inc. ....................          726,863
      26,900     Noble Drilling Corp.(1) ......................          465,706
      14,300     Phillips Petroleum Co. .......................          675,675
      61,400     Unocal Corp. .................................        2,260,288
                                                                    ------------
                                                                       5,227,954
                                                                    ------------
                 Oil - International - 2.0%
      11,518     BP Amoco Plc ADR .............................        1,162,679
      11,600     Chevron Corp. ................................        1,025,875
      41,900     Exxon Corp. ..................................        2,956,569
      15,200     Mobil Corp. ..................................        1,337,600
      65,600     Royal Dutch Petroleum Co. ....................        3,411,200
      68,000     Texaco, Inc. .................................        3,859,000
                                                                    ------------
                                                                      13,752,923
                                                                    ------------
                 Oil Equipment and Services - 0.2%
      25,400     Apache Corp. .................................          661,988
      13,200     Schlumberger Ltd. ............................          794,475
                                                                    ------------
                                                                       1,456,463
                                                                    ------------
                 Paper and Forest Products - 0.4%
      29,400     Champion International Corp., ................        1,207,238
      28,900     International Paper Co. ......................        1,219,219
                                                                    ------------
                                                                       2,426,457
                                                                    ------------
                 Printing and Publishing - 0.7%
      89,000     McGraw-Hill Companies, Inc. ..................        4,850,500
                                                                    ------------
                 Railroads - 0.3%
      64,800     Burlington Northern Santa Fe .................        2,130,300
                                                                    ------------
                 Retail - 2.5%
      90,672     Dollar General Corp. .........................        3,082,865
      31,200     Federated Department Stores, Inc.(1) .........        1,251,900
      61,800     Lowe's Companies, Inc. .......................        3,738,900
      18,500     Nine West Group, Inc.(1) .....................          456,719
      26,400     Tiffany & Co. ................................        1,973,400
      80,000     Wal-Mart Stores, Inc. ........................        7,375,000
                                                                    ------------
                                                                      17,878,784
                                                                    ------------
                 Telecommunications - 2.6%
      81,700     AT&T Corp. ...................................        6,520,681
      58,700     Comcast Corp. - Class A ......................        3,694,431
      71,399     MCI WorldCom, Inc.(1) ........................        6,323,274
      15,700     Sprint Corp. .................................        1,540,563
       7,850     Sprint PCS Group(1) ..........................          347,853
                                                                    ------------
                                                                      18,426,802
                                                                    ------------
                 Tobacco - 0.6%
     109,100     Philip Morris Companies, Inc. ................        3,838,956
                                                                    ------------
                 Utility - Electric - 0.9%
      16,900     American Electric Power Co. ..................          670,719
      11,900     Dominion Resources, Inc. .....................          439,556
      21,500     FirstEnergy Corp. ............................          600,656
      30,400     FPL Group, Inc. ..............................        1,618,800
      36,400     PG&E Corp. ...................................        1,130,675
      16,500     Public Service Enterprise Group, Inc. ........          630,094
      33,900     Texas Utilities Co. ..........................        1,413,206
                                                                    ------------
                                                                       6,503,706
                                                                    ------------
                 Utility - Gas, Natural Gas - 0.3%
      46,000     Consolidated Natural Gas Co. .................        2,239,625
                                                                    ------------

 Shares                       Description                               Value
 ------                       -----------                               -----
                 Utility - Telephone - 2.0%
      19,600     Ameritech Corp. ..............................     $  1,134,350
      15,400     Bell Atlantic Corp. ..........................          795,988
      35,600     BellSouth Corp. ..............................        1,426,225
      41,200     Frontier Corp. ...............................        2,137,250
      81,500     GTE Corp. ....................................        4,930,750
      24,256     Lucent Technologies, Inc. ....................        2,613,584
      21,800     SBC Communications, Inc. .....................        1,027,325
                                                                    ------------
                                                                      14,065,472
                                                                    ------------
Total Common Stocks (Cost $246,626,517) .......................      308,847,315
                                                                    ------------

 Principal
  Amount
 ---------
              NON-CONVERTIBLE CORPORATE DEBT - 3.0%
              Financial Services - 1.9%
$   370,000   Abbey National Plc, 6.69%, 10/17/05 ................       377,743
    640,000   Associates Corp., 5.75%, 11/01/03 ..................       635,866
    390,000   Bankamerica Corp., 5.875%, 2/15/09 .................       377,689
    400,000   BankBoston Corp., 6.38%, 8/11/00 ...................       403,900
    510,000   Chrysler Financial Corp., 6.11%, 7/28/99 ...........       511,499
  1,450,000   Ford Motor Credit Co., 6.55%, 9/10/02 ..............     1,481,968
    320,000   Ford Motor Credit Co., 5.80%, 1/12/09 ..............       308,755
    300,000   General Electric Capital Corp., 8.85%, 3/01/07 .....       353,355
    600,000   Great Western Financial, 6.375%, 7/01/00 ...........       605,518
    590,000   Household Finance, 5.875%, 2/01/09 .................       566,961
    940,000   IBM Credit Corp., 5.875%, 8/25/99 ..................       942,745
    820,000   Inter-American Development Bank, 5.125%, 2/05/04 ...       799,188
    180,000   International Bank of Reconstruction and
              Development, 8.875%, 3/01/26 .......................       241,564
  1,375,000   KFW International Finance, 8.20%, 6/01/06 ..........     1,539,373
    880,000   NationsBank, 7.00%, 9/15/01 ........................       905,045
    695,000   Pepsi Bottling Holdings, 5.375%, 2/17/04 ...........       682,760
    330,000   Progressive Corp., 6.625%, 3/01/29 .................       316,325
    560,000   Salomon Smith Barney, 6.625%, 11/15/03 .............       572,277
    850,000   Travelers Group, Inc., 7.50%, 2/01/03 ..............       891,287
    413,000   Washington Mutual, 7.25%, 8/15/05 ..................       429,663
                                                                     -----------
                                                                      12,943,481
                                                                     -----------
              Industrial - 0.6%
    300,000   Computer Science, 6.25%, 3/15/09 ...................       302,098
    280,000   Corning Inc., 6.85%, 3/01/29 .......................       278,855
    510,000   Diageo Capital Plc, 6.125%, 8/15/05 ................       514,729
    260,000   Ford Motor Co., 6.625%, 10/01/28 ...................       252,106
    310,000   IBM Corp., 6.50%, 1/15/28 ..........................       303,093
    300,000   Illinois Tool Works, 5.75%, 3/01/09 ................       296,592
    220,000   Lucent Technologies, Inc., 5.50%, 11/15/08 .........       212,269
    190,000   Markel Capital Trust, 8.71%, 1/01/46 ...............       180,121
    420,000   Mutual Life Insurance Co., 0.00%, 8/15/24 (b)(c) ...       589,071
    535,000   Texas Instruments, Inc., 6.75%, 7/15/99 ............       537,439
    820,000   Walt Disney Co., 5.125%, 12/15/03 ..................       801,312
                                                                     -----------
                                                                       4,267,685
                                                                     -----------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Asset Management Portfolio

Schedule of Portfolio Investments March 31, 1999
--------------------------------------------------------------------------------

 Principal
  Amount                        Description                           Value
 ---------                      -----------                           -----

              Utility - 0.5%
$   400,000   Ameritech Capital Funding Corp., 6.55%, 1/15/28 ....  $   394,094
    150,000   AT&T Corp., 5.625%, 3/15/04 ........................      149,453
    210,000   AT&T Corp., 6.50%, 3/15/29 .........................      206,322
    760,000   Columbus Southern Power, 6.51%, 2/01/08 ............      760,839
    830,000   Consolidated Edison, 6.45%, 12/01/07 ...............      851,771
     35,000   Idaho Power Co., 8.00%, 3/15/04 ....................       38,090
    410,000   National Rural Utilities, 5.00%, 10/01/02 ..........      402,468
    140,000   Potomac Edison, 8.00%, 6/01/24 .....................      146,911
    430,000   US West Communications, 5.625%, 11/15/08 ...........      419,653
                                                                    -----------
                                                                      3,369,601
                                                                    -----------
Total Non-Convertible Corporate Debt
  (Cost $20,639,055) .............................................   20,580,767
                                                                    -----------
              ASSET-BACKED SECURITIES - 0.1%
    215,000   Standard Credit Card Master Trust,
              6.55%, 10/07/05 (Cost $214,883) ....................      222,356
                                                                    -----------
              FOREIGN DEBT - 0.2%
    470,000   Kingdom of Sweden, 12.00%, 2/01/10 .................      696,822
    550,000   Manitoba, (Province of), 6.12%, 1/19/04 ............      559,477
     95,000   New Zealand Government, 10.625%, 11/15/05 ..........      119,879
    415,000   Quebec, (Province of), 5.75%, 2/15/09 ..............      402,426
                                                                    -----------
              Total Foreign Debt (Cost $1,784,606) ...............    1,778,604
                                                                    -----------
              U.S. GOVERNMENT AND AGENCIES - 3.7%
  3,100,000   FHLB, 5.125%, 9/15/03 ..............................    3,049,625
  2,120,000   FNMA, 5.625%, 3/15/01 ..............................    2,136,239
    150,000   FNMA, 6.35%, 11/23/01 ..............................      150,726
    325,000   FNMA, 8.625%, 11/10/04 .............................      332,016
    690,000   FNMA, 5.75%, 2/15/08 ...............................      687,141
    700,000   FNMA, TBA, 6.00%, 4/01/08 ..........................      694,313
  1,400,000   FNMA, TBA, 7.00%, 9/01/21 ..........................    1,418,813
  9,400,000   FNMA, TBA, 7.50%, 9/01/21 ..........................    9,654,406
  6,200,000   FNMA, TBA, 6.50%, 4/01/23 ..........................    6,169,000
  2,000,000   GNMA, TBA, 7.50%, 9/01/21 ..........................    2,060,000
                                                                    -----------
Total U.S. Government and Agencies
  (Cost $26,386,204) .............................................   26,352,279
                                                                    -----------
             U.S. TREASURY SECURITIES - 2.5%
 5,080,000   U.S. Treasury Bond, 8.125%, 8/15/19 ..................   6,396,838
   310,000   U.S. Treasury Bond, 5.25%, 2/15/29 ...................     293,046
   840,000   U.S. Treasury Note, 5.875%, 11/30/01 .................     856,145
   260,000   U.S. Treasury Note, 6.25%, 8/31/02 ...................     268,611
   960,000   U.S. Treasury Note, 5.375%, 6/30/03 ..................     966,000
   860,000   U.S. Treasury Note, 4.75%, 2/15/04 ...................     846,833
    90,000   U.S. Treasury Note, 7.25%, 8/15/04 ...................      98,269
   810,000   U.S. Treasury Note, 6.50%, 10/15/06 ..................     862,901
 2,140,000   U.S. Treasury Note, 6.125%, 8/15/07 ..................   2,240,302
 1,655,000   U.S. Treasury Note, 5.50%, 2/15/08 ...................   1,673,619
   270,000   U.S. Treasury Note, 5.625%, 5/15/08 ..................     274,852
 3,229,000   U.S. Treasury Note, 4.75%, 11/15/08 ..................   3,110,431
                                                                     ----------
Total U.S. Treasury Securities (Cost $18,480,485) .................  17,887,847
                                                                     ----------
  Shares/
 Principal
  Amount                        Description                           Value
 ---------                      -----------                           -----

                 SHORT TERM INSTRUMENTS - 51.9%
                 Mutual Fund - 8.6%
  60,890,063     BT Institutional Cash Management Fund ........    $ 60,890,063
                                                                   ------------
                 U.S. Treasury Securities - 43.3% (d)
$ 35,000,000     U.S. Treasury Bill, 4.51%, 4/01/99 ...........      35,000,000
  20,000,000     U.S. Treasury Bill, 4.37%, 4/08/99 ...........      19,981,920
  15,000,000     U.S. Treasury Bill, 4.09%, 4/15/99 ...........      14,971,890
  20,000,000     U.S. Treasury Bill, 4.38%, 4/15/99 ...........      19,962,520
  35,000,000     U.S. Treasury Bill, 4.38%, 5/06/99 ...........      34,848,240
   1,200,000     U.S. Treasury Bill, 4.36%, 5/20/99 (a) .......       1,192,781
   6,300,000     U.S. Treasury Bill, 4.40%, 5/20/99 (a) .......       6,262,099
     510,000     U.S. Treasury Bill, 4.50%, 5/20/99 (a) .......         506,932
  35,000,000     U.S. Treasury Bill, 4.38%, 6/17/99 ...........      34,672,855
  35,000,000     U.S. Treasury Bill, 4.39%, 7/15/99 ...........      34,565,125
  35,000,000     U.S. Treasury Bill, 4.41%, 8/12/99 ...........      34,433,630
  35,000,000     U.S. Treasury Bill, 4.56%, 9/02/99 ...........      34,344,205
  35,000,000     U.S. Treasury Bill, 4.05%, 10/11/99 ..........      34,162,508
                                                                   ------------
                                                                    304,904,705
                                                                   ------------
Total Short Term Instruments (Cost $365,779,043) ..............     365,794,768
                                                                   ------------
Total Investments (Cost $679,910,793) ... 105.3%                    741,463,936
Liabilities in excess of other assets ...  (5.3)%                   (37,336,439)
                                          -----                    ------------
Net Assets .............................. 100.0%                   $704,127,497
                                          =====                    ============

----------
(1)  Non-income producing security
(a)  Held as collateral by broker for Futures Contracts
(b) Step Bond. On 8/15/99 this security will begin accruing interest at a rate of 11.25% from then until maturity.
(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)  Designated as collateral for futures contracts.

The following abbreviations are used in the portfolio description:

FHLB -- Federal Home Loan Bank
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
TBA  -- To be announced

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Asset Management Portfolio II

Schedule of Portfolio Investments March 31, 1999
--------------------------------------------------------------------------------

   Shares                       Description                           Value
   ------                       -----------                           -----

                 COMMON STOCKS - 37.3%
                 Aerospace - 0.1%
    1,700        Boeing Co. ...................................        $  58,012
      200        Raytheon Co. - Class A .......................           11,550
                                                                       ---------
                                                                          69,562
                                                                       ---------
                 Airlines - 0.3%
    2,800        AMR Corp.(1)..................................          163,975
    1,300        Delta Air Lines, Inc. ........................           90,350
                                                                       ---------
                                                                         254,325
                                                                       ---------
                 Auto Related - 0.8%
    1,632        Daimlerchrysler AG(1).........................          140,527
    4,800        Dana Corp. ...................................          182,400
    3,400        General Motors Corp. .........................          295,375
                                                                       ---------
                                                                         618,302
                                                                       ---------
                 Banks - 2.4%
   10,121        BankAmerica Corp. ............................          714,815
   10,300        BankBoston Corp. .............................          446,119
    8,500        Chase Manhattan Corp. ........................          691,156
                                                                       ---------
                                                                       1,852,090
                                                                       ---------
                 Beverages - 1.1%
    3,400        Coca-Cola Co. ................................          208,675
    2,700        Coca-Cola Enterprises, Inc. ..................           81,675
   11,800        PepsiCo, Inc. ................................          462,412
    1,400        Seagram Company Ltd. .........................           70,000
                                                                       ---------
                                                                         822,762
                                                                       ---------
                 Chemicals and Toxic Waste - 1.1%
    1,800        Air Products and Chemicals, Inc. .............           61,650
    7,500        Du Pont (E.I.) de Nemours & Co. ..............          435,469
    7,800        Monsanto Co. .................................          358,312
    1,600        Solutia, Inc. ................................           27,800
                                                                       ---------
                                                                         883,231
                                                                       ---------
                 Computer Services - 1.8%
    6,100        Cendant Corp.(1) ...............................         96,075
   10,775        Cisco Systems, Inc.(1) .........................      1,180,536
    3,800        Seagate Technology, Inc.(1) ....................        112,337
                                                                       ---------
                                                                       1,388,948
                                                                       ---------
                 Computer Software - 1.2%
    2,300        BMC Software, Inc.(1) ..........................         85,244
    5,150        Computer Associates International, Inc. ........        183,147
    6,000        Microsoft Corp.(1) .............................        537,750
    5,000        Oracle Corp.(1) ................................        131,875
                                                                       ---------
                                                                         938,016
                                                                       ---------
                 Diversified - 1.6%
   10,600        AlliedSignal, Inc. .............................        521,387
    2,800        SUPERVALU, Inc. ................................         57,750
    2,200        Textron, Inc. ..................................        170,225
    3,400        United Technologies Corp. ......................        460,487
                                                                       ---------
                                                                       1,209,849
                                                                       ---------
                 Drugs - 3.3%
    4,100        Lilly (Eli) & Co. ..............................        347,987
   10,800        Merck & Co., Inc. ..............................        866,025
    9,600        Pfizer, Inc. ...................................      1,332,000
                                                                       ---------
                                                                       2,546,012
                                                                       ---------

   Shares                         Description                         Value
   ------                         -----------                         -----
                 Electrical Equipment - 1.5%
    4,500        Emerson Electric Co. ...........................      $ 238,219
    8,500        General Electric Co. ...........................        940,312
                                                                       ---------
                                                                       1,178,531
                                                                       ---------
                  Electronics - 1.5%
    4,700        Analog Devices, Inc.(1) ........................        139,825
    4,300        Intel Corp. ....................................        512,237
    2,200        LSI Logic Corporation(1) .......................         68,612
    3,600        Motorola, Inc. .................................        263,700
    4,300        Xilinx, Inc.(1) ................................        174,419
                                                                       ---------
                                                                       1,158,793
                                                                       ---------
                 Entertainment - 0.2%
    5,000        Disney (Walt) Co. ..............................        155,625
                                                                       ---------
                 Environmental Control - 0.2%
    4,400        U.S. Filter Corp.(1) ...........................        134,750
                                                                       ---------
                 Financial Services - 2.1%
    5,300        Associates First Capital Corp. - Class A .......        238,500
    7,750        Citigroup ......................................        495,031
    3,700        First Data Corp. ...............................        158,175
    6,700        Freddie Mac ....................................        382,737
    5,650        MBNA Corp. .....................................        134,894
    2,000        Merrill Lynch & Co., Inc. ......................        176,875
    2,200        T. Rowe Price Associates, Inc. .................         75,625
                                                                       ---------
                                                                       1,661,837
                                                                       ---------
                 Foods - 1.0%
    8,100        Bestfoods .....................................         380,700
    1,025        Corn Products International, Inc. .............          24,536
   11,000        Sara Lee Corp. ................................         272,250
    1,120        Tricon Global Restaurants, Inc.(1) ............          78,680
                                                                       ---------
                                                                         756,166
                                                                       ---------
                 Healthcare - 1.0%
    1,700        Abbott Laboratories ...........................          79,581
    7,100        Johnson & Johnson .............................         665,181
                                                                       ---------
                                                                         744,762
                                                                       ---------
                 Hospital Supplies and Healthcare - 0.8%
    3,400        Baxter International, Inc. ....................         224,400
    3,700        Becton Dickinson & Co. ........................         141,756
    3,836        Tyco International Ltd. .......................         275,233
                                                                       ---------
                                                                         641,389
                                                                       ---------
                 Hotel/Motel - 0.4%
    8,000        Marriott International, Inc. ..................         269,000
    1,000        Sodexho Marriott Services, Inc.(1) ............          22,062
                                                                       ---------
                                                                         291,062
                                                                       ---------
                 Household Products - 1.1%
    2,200        Clorox Co. ....................................         257,812
    6,000        Procter & Gamble Co. ..........................         587,625
                                                                       ---------
                                                                         845,437
                                                                       ---------
                 Insurance - 1.5%
    5,925        American International Group, Inc. ............         714,703
        6        Berkshire Hathaway, Inc. - Class A(1) .........         428,400
        9        Berkshire Hathaway, Inc. - Class B(1) .........          21,159
                                                                       ---------
                                                                       1,164,262
                                                                       ---------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Asset Management Portfolio II

Schedule of Portfolio Investments March 31, 1999
--------------------------------------------------------------------------------

   Shares                       Description                           Value
   ------                       -----------                           -----

              Metals - 0.1%
    1,800     Alcan Aluminum Ltd. ................................     $  46,462
    2,000     Freeport-McMoRan Copper & Gold, Inc. - Class B .....        21,750
                                                                       ---------
                                                                          68,212
                                                                       ---------
              Office Equipment and Computers - 1.1%
    3,600     Hewlett-Packard Co. ................................       244,125
    2,700     International Business Machines Corp. ..............       478,575
    2,900     Xerox Corp. ........................................       154,788
                                                                       ---------
                                                                         877,488
                                                                       ---------
              Oil - Domestic - 0.6%
      500     Atlantic Richfield Co. .............................        36,500
    1,700     Burlington Resources, Inc. .........................        67,894
    5,100     ENSCO International, Inc. ..........................        67,894
    2,500     Noble Drilling Corp.(1) ............................        43,281
    1,400     Phillips Petroleum Co. .............................        66,150
    5,600     Unocal Corp. .......................................       206,150
                                                                       ---------
                                                                         487,869
                                                                       ---------
              Oil - International - 1.7%
    1,124     BP Amoco Plc ADR ...................................       113,454
    1,200     Chevron Corp. ......................................       106,125
    3,900     Exxon Corp. ........................................       275,194
    1,500     Mobil Corp. ........................................       132,000
    6,600     Royal Dutch Petroleum Co. ..........................       343,200
    6,300     Texaco, Inc. .......................................       357,525
                                                                       ---------
                                                                       1,327,498
                                                                       ---------
              Oil Equipment and Services - 0.2%
    2,300     Apache Corp. .......................................        59,944
    1,300     Schlumberger Ltd. ..................................        78,244
                                                                       ---------
                                                                         138,188
                                                                       ---------
              Paper and Forest Products - 0.3%
    2,700     Champion International Corp. .......................       110,869
    2,600     International Paper Co. ............................       109,688
                                                                       ---------
                                                                         220,557
                                                                       ---------
              Printing and Publishing - 0.6%
      8,100   McGraw-Hill Companies, Inc. ........................       441,450
                                                                     -----------

              Railroads - 0.2%
      6,000   Burlington Northern Santa Fe .......................       197,250
                                                                     -----------
              Retail - 2.1%
      8,300   Dollar General Corp. ...............................       282,200
      2,900   Federated Department Stores, Inc.(1)................       116,363
      5,600   Lowe's Companies, Inc. .............................       338,800
      1,700   Nine West Group, Inc.(1)............................        41,969
      2,500   Tiffany & Co. ......................................       186,875
      7,300   Wal-Mart Stores, Inc. ..............................       672,969
                                                                     -----------
                                                                       1,639,176
                                                                     -----------
              Telecommunications - 2.2%
      7,600   AT&T Corp. .........................................       606,575
      5,500   Comcast Corp. - Class A ............................       346,156
      6,560   MCI WorldCom, Inc.(1) ..............................       580,970
      1,600   Sprint Corp. .......................................       157,000
        950   Sprint PCS Group(1) ................................        42,097
                                                                     -----------
                                                                       1,732,798
                                                                     -----------
              Tobacco - 0.4%
     10,200   Philip Morris Companies, Inc. ......................       358,913
                                                                     -----------


   Shares                       Description                           Value
   ------                       -----------                           -----
              Utility - Electric - 0.8%
      1,700   American Electric Power Co. ........................   $    67,469
      1,200   Dominion Resources, Inc. ...........................        44,325
      2,000   FirstEnergy Corp. ..................................        55,875
      2,800   FPL Group, Inc. ....................................       149,100
      3,300   PG&E Corp. .........................................       102,506
      1,700   Public Service Enterprise Group, Inc. ..............        64,919
      3,200   Texas Utilities Co. ................................       133,400
                                                                     -----------
                                                                         617,594
                                                                     -----------
              Utility - Gas, Natural Gas - 0.3%
      4,200   Consolidated Natural Gas Co. .......................       204,488
                                                                     -----------

              Utility - Telephone - 1.7%
      2,000   Ameritech Corp. ....................................       115,750
      1,500   Bell Atlantic Corp. ................................        77,531
      3,200   BellSouth Corp. ....................................       128,200
      3,800   Frontier Corp. .....................................       197,125
      7,600   GTE Corp. ..........................................       459,800
      2,300   Lucent Technologies, Inc. ..........................       247,825
      2,200   SBC Communications, Inc. ...........................       103,675
                                                                     -----------
                                                                       1,329,906
                                                                     -----------
Total Common Stocks (Cost $24,147,385) ...........................    28,957,098
                                                                     -----------

Principal
 Amount
---------


              NON-CONVERTIBLE CORPORATE DEBT - 7.0%
              Financial Services - 3.7%
 $100,000     Abbey National Plc, 6.69%, 10/17/05 ................       102,093
  189,000     Associates Corp., 5.75%, 11/01/03 ..................       187,779
  120,000     Bankamerica Corp., 5.875%, 2/15/09 .................       116,212
  125,000     BankBoston Corp., 6.38%, 8/11/00 ...................       126,219
  187,000     Bayerische Landesbank, 6.17%, 2/01/06 ..............       188,345
  150,000     Chrysler Financial Corp., 6.11%, 7/28/99 ...........       150,441
   55,000     Ford Motor Credit Co., 6.55%, 9/10/02 ..............        56,213
   90,000     Ford Motor Credit Co., 5.80%, 1/12/09 ..............        86,837
   80,000     General Electric Capital Corp., 8.85%, 3/01/07 .....        94,228
   85,000     GMAC, 8.62%, 1/18/01 ...............................        89,372
  170,000     Household Finance, 5.875%, 2/01/09 .................       163,362
  280,000     IBM Credit Corp., 5.875%, 8/25/99 ..................       280,818
  240,000     Inter-American Development Bank, 5.125%, 2/05/04 ...       233,909
   50,000     International Bank of Reconstruction
                and Development, 8.875%, 3/01/26 .................        67,101
   55,000     KFW International Finance, 8.20%, 6/01/06 ..........        61,575
  200,000     Pepsi Bottling Holdings, 5.375%, 2/17/04 ...........       196,478
  100,000     Progressive Corp., 6.625%, 3/01/29 .................        95,856
  165,000     Salomon Smith Barney, 6.625%, 11/15/03 .............       168,617
  230,000     Travelers Group, Inc., 7.50%, 2/01/03 ..............       241,172
  122,000     Washington Mutual, 7.25%, 8/15/05 ..................       126,922
                                                                       ---------
                                                                       2,833,549
                                                                       ---------
              Industrial - 1.7%
   80,000     Computer Science, 6.25%, 3/15/09 ...................        80,559
   80,000     Corning, Inc., 6.85%, 3/01/29 ......................        79,673
  150,000     Diageo Capital PLC, 6.125%, 8/15/05 ................       151,391
   70,000     Ford Motor Co., 6.625%, 10/01/28 ...................        67,875
   90,000     IBM Corp., 6.50%, 1/15/28 ..........................        87,995
   90,000     Illinois Tool Works, 5.75%, 3/01/09 ................        88,978
  160,000     Lucent Technologies, Inc., 5.50%, 11/15/08 .........       154,378



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Asset Management Portfolio II

Schedule of Portfolio Investments March 31, 1999
--------------------------------------------------------------------------------

Principal
 Amount                   Description                                  Value
 ------                   -----------                                  -----

$   55,000   Markel Capital Trust, 8.71%, 1/01/46 .................   $   52,140
   120,000   Mutual Life Insurance, 0.00%, 8/15/24 (b)(c) .........      168,306
   200,000   Texas Instruments, Inc., 6.75%, 7/15/99 ..............      200,912
   210,000   Walt Disney Co., 5.12%, 12/15/03 .....................      205,214
                                                                      ----------
                                                                       1,337,421
                                                                      ----------
             Utility - 1.6%
   120,000   Ameritech Capital Funding Corp., 6.55%, 1/15/28 ......      118,228
    50,000   AT&T Corp., 5.625%, 3/15/04 ..........................       49,818
    70,000   AT&T Corp., 6.50%, 3/15/29 ...........................       68,774
   225,000   Columbus Southern Power, 6.51%, 2/01/08 ..............      225,248
   245,000   Consolidated Edison, 6.45%, 12/01/07 .................      251,426
    45,000   Idaho Power Co., 8.00%, 3/15/04 ......................       48,973
   120,000   National Rural Utilities, 5.00%, 10/01/02 ............      117,795
    60,000   Potomac Edison, 8.00%, 6/01/24 .......................       62,962
   290,000   US West Communications, 5.625%, 11/15/08 .............      283,022
                                                                      ----------
                                                                       1,226,246
                                                                      ----------
Total Non-Convertible Corporate Debt
  (Cost $5,422,389) ...............................................    5,397,216
                                                                      ----------

             ASSET-BACKED SECURITIES - 0.3%
   150,000   American Express Master Trust, 5.375%, 7/15/01 .......      150,037
   130,000   Standard Credit Card Master Trust, 6.55%, 10/07/05 ...      134,448
                                                                      ----------
Total Asset-Backed Securities (Cost $277,098) .....................      284,485
                                                                      ----------

             FOREIGN DEBT - 0.9%
   150,000   Kingdom of Sweden, 12.00%, 2/01/10 ...................      222,390
   165,000   Manitoba, (Province of), 6.12%, 1/19/04 ..............      167,843
   125,000   New Zealand Government, 8.75%, 12/15/06 ..............      147,230
    65,000   New Zealand Government, 10.625%, 11/15/05 ............       82,022
   120,000   Quebec, (Province of), 5.75%, 2/15/09 ................      116,364
                                                                      ----------
Total Foreign Debt (Cost $725,446) ................................      735,849
                                                                      ----------

             U.S. GOVERNMENT AND AGENCIES - 8.8%
   950,000   FHLB, 5.125%, 9/15/03 ................................      934,563
   600,000   FNMA, 5.625%, 3/15/01 ................................      604,596
    50,000   FNMA, 6.35%, 11/23/01 ................................       50,242
   200,000   FNMA, 5.75%, 2/15/08 .................................      199,171
   400,000   FNMA, Tba, 6.00%, 4/01/08 ............................      396,750
   800,000   FNMA, Tba, 7.00%, 9/01/21 ............................      810,750
   800,000   FNMA, Tba, 7.00%, 9/01/21 ............................      810,750
 1,600,000   FNMA, Tba, 7.50%, 9/01/21 ............................    1,644,499
 1,500,000   FNMA, Tba, 6.50%, 4/01/23 ............................    1,492,500
   600,000   GNMA, 7.50%, 9/01/21 .................................      618,000
                                                                      ----------
Total U.S. Government and Agencies
  (Cost $6,898,531) ...............................................    6,894,093
                                                                      ----------
 Shares/
Principal
 Amount                   Description                                  Value
 ------                   -----------                                  -----
              U.S. TREASURY SECURITIES - 7.1%
$ 1,760,000   U.S. Treasury Bond, 8.125%, 8/15/19 ................  $ 2,216,227
     90,000   U.S. Treasury Bond, 5.25%, 2/15/29 .................       85,078
    180,000   U.S. Treasury Note, 5.875%, 11/30/01 ...............      183,460
    510,000   U.S. Treasury Note, 6.625%, 3/31/02 ................      530,879
     75,000   U.S. Treasury Note, 6.25%, 8/31/02 .................       77,484
    270,000   U.S. Treasury Note, 5.375%, 6/30/03 ................      271,688
    220,000   U.S. Treasury Note, 4.75%, 2/15/04 .................      216,632
     90,000   U.S. Treasury Note, 7.25%, 8/15/04 .................       98,269
    240,000   U.S. Treasury Note, 6.50%, 10/15/06 ................      255,674
    490,000   U.S. Treasury Note, 6.125%, 8/15/07 ................      512,966
    396,000   U.S. Treasury Note, 5.50%, 2/15/08 .................      400,455
    673,000   U.S. Treasury Note, 4.75%, 11/15/08 ................      648,287
                                                                    -----------
Total U.S. Treasury Securities (Cost $5,676,953) .................    5,497,099
                                                                    -----------

              SHORT TERM INSTRUMENTS - 40.5%
              Mutual Fund - 20.6%
 15,960,069   BT Institutional Cash Management Fund ..............   15,960,070
                                                                    -----------

              U.S. Treasury Securities - 19.9% (d)
$ 3,000,000   U.S. Treasury Bill, 4.09%, 4/15/99 .................    2,994,378
  3,000,000   U.S. Treasury Bill, 4.25%, 4/22/99 .................    2,991,654
  3,000,000   U.S. Treasury Bill, 4.38%, 5/06/99 .................    2,986,992
  3,000,000   U.S. Treasury Bill, 4.49%, 5/13/99 .................    2,984,424
    575,000   U.S. Treasury Bill, 4.30%, 5/20/99 (a) .............      571,541
  3,000,000   U.S. Treasury Bill, 4.38%, 6/17/99 .................    2,971,959
                                                                    -----------
                                                                     15,500,948
                                                                    -----------
Total Short Term Instruments
  (Cost 31,462,125) ..............................................   31,461,018
                                                                    -----------

Total Investments (Cost $74,609,927) ...........        101.9%       79,226,858
Liabilities in Excess of Other Assets ..........         (1.9)%      (1,488,198)
                                                        -----      ------------
Net Assets .....................................        100.0%     $ 77,738,660
                                                        =====      ============

--------------
(1)  Non-income producing security
(a)  Held as collateral by broker for Futures Contracts
(b) Step Bond. On 8/15/99 this security will begin accruing interest at a rate of 11.25% from then until maturity.
(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)  Designated as collateral for futures contracts

The following abbreviations are used in the portfolio description:

FHLB -- Federal Home Loan Bank
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
TBA  -- To be announced

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Asset Management Portfolio III

Schedule of Portfolio Investments March 31, 1999
--------------------------------------------------------------------------------


   Shares                       Description                           Value
   ------                       -----------                           -----

               COMMON STOCKS - 17.8%
               Aerospace - 0.1%
     400       Boeing Co. .....................................        $ 13,650
     100       Raytheon Co. - Class A .........................           5,775
                                                                       --------
                                                                         19,425
                                                                       --------
               Airlines - 0.1%
     800       AMR Corp.(1)....................................          46,850
     400       Delta Air Lines, Inc. ..........................          27,800
                                                                       --------
                                                                         74,650
                                                                       --------
               Auto Related - 0.4%
     498       DaimlerChrysler AG(1) ..........................          42,928
   1,200       Dana Corp. .....................................          45,600
     800       General Motors Corp. ...........................          69,500
                                                                       --------
                                                                        158,028
                                                                       --------
               Banks - 1.1%
   2,715       BankAmerica Corp. ..............................         191,806
   2,800       BankBoston Corp. ...............................         121,275
   2,400       Chase Manhattan Corp. ..........................         195,150
                                                                       --------
                                                                        508,231
                                                                       --------
               Beverages - 0.5%
     800       Coca-Cola Co. ..................................          49,100
     900       Coca-Cola Enterprises, Inc. ....................          27,225
   3,000       PepsiCo, Inc. ..................................         117,562
     400       Seagram Company Ltd. ...........................          20,000
                                                                       --------
                                                                        213,887
                                                                       --------
               Chemicals and Toxic Waste - 0.6%
     600       Air Products and Chemicals, Inc. ...............          20,550
   2,000       Du Pont (E.I.) de Nemours & Co. ................         116,125
   2,200       Monsanto Co. ...................................         101,062
     440       Solutia, Inc. ..................................           7,645
                                                                       --------
                                                                        245,382
                                                                       --------
               Computer Services - 0.8%
   1,600       Cendant Corp.(1) ...............................         25,200
   2,700       Cisco Systems, Inc.(1) .........................        295,819
   1,000       Seagate Technology, Inc.(1) ....................         29,562
                                                                      --------
                                                                       350,581
                                                                      --------
               Computer Software - 0.6%
     800       BMC Software, Inc.(1) ..........................         29,650
   1,450       Computer Associates International, Inc. ........         51,566
   1,600       Microsoft Corp.(1) .............................        143,400
   1,800       Oracle Corp.(1) ................................         47,475
                                                                      --------
                                                                       272,091
                                                                      --------
               Diversified - 0.7%
   3,000       AlliedSignal, Inc. .............................        147,562
     800       SUPERVALU, Inc. ................................         16,500
     600       Textron, Inc. ..................................         46,425
     900       United Technologies Corp. ......................        121,894
                                                                      --------
                                                                       332,381
                                                                      --------
               Drugs - 1.6%
   1,200       Lilly (Eli) & Co. ..............................        101,850
   3,000       Merck & Co., Inc. ..............................        240,562
   2,600       Pfizer, Inc. ...................................        360,750
                                                                      --------
                                                                       703,162
                                                                      --------

   Shares                       Description                           Value
   ------                       -----------                           -----

               Electrical Equipment - 0.7%
   1,400       Emerson Electric Co. ...........................       $ 74,112
   2,300       General Electric Co. ...........................        254,437
                                                                       -------
                                                                       328,549
                                                                       -------
               Electronics - 0.7%
   1,200       Analog Devices, Inc.(1) ........................         35,700
   1,200       Intel Corp. ....................................        142,950
     600       LSI Logic Corp.(1) .............................         18,712
   1,000       Motorola, Inc. .................................         73,250
   1,400       Xilinx, Inc.(1) ................................         56,787
                                                                       -------
                                                                       327,399
                                                                       -------
               Entertainment - 0.1%
   1,572       Disney (Walt) Co. ..............................         48,928
                                                                       -------

               Environmental Control - 0.1%
   1,200       U.S. Filter Corp.(1) ...........................         36,750
                                                                       -------

               Financial Services - 1.0%
   1,800       Associates First Capital Corp. - Class A .......         81,000
   2,000       Citigroup ......................................        127,750
     900       First Data Corp. ...............................         38,475
   1,800       Freddie Mac ....................................        102,825
   1,405       MBNA Corp. .....................................         33,556
     600       Merrill Lynch & Co., Inc.                                53,062
     600       T. Rowe Price Associates, Inc. .................         20,625
                                                                       -------
                                                                       457,293
                                                                       -------
               Foods - 0.4%
   2,200       Bestfoods ......................................        103,400
     300       Corn Products International, Inc. ..............          7,181
   2,600       Sara Lee Corp. .................................         64,350
     300       Tricon Global Restaurants, Inc.(1) .............         21,075
                                                                       -------
                                                                       196,006
                                                                       -------
               Healthcare - 0.4%
     600       Abbott Laboratories ............................         28,087
   1,800       Johnson & Johnson ..............................        168,637
                                                                       -------
                                                                       196,724
                                                                       -------
               Hospital Supplies and Healthcare - 0.4%
     900       Baxter International, Inc. .....................         59,400
   1,000       Becton Dickinson & Co. .........................         38,312
   1,064       Tyco International Ltd. ........................         76,342
                                                                       -------
                                                                       174,054
                                                                       -------
               Hotel/Motel - 0.2%
   2,000       Marriott International, Inc. ...................         67,250
     250       Sodexho Marriott Services, Inc.(1) ...............        5,516
                                                                       -------
                                                                        72,766
                                                                       -------
               Household Products - 0.5%
     600       Clorox Co. .....................................         70,312
   1,600       Procter & Gamble Co. ...........................        156,700
                                                                       -------
                                                                       227,012
                                                                       -------
               Insurance - 0.7%
   1,725       American International Group, Inc. .............        208,078
       1       Berkshire Hathaway, Inc. - Class A(1) ..........         71,400
      12       Berkshire Hathaway, Inc. - Class B (1) .........         28,212
                                                                       -------
                                                                       307,690
                                                                       -------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Asset Management Portfolio III

Schedule of Portfolio Investments March 31, 1999
--------------------------------------------------------------------------------

   Shares                       Description                           Value
   ------                       -----------                           -----


             Metals - 0.1%
     600     Alcan Aluminum Ltd. ..................................     $ 15,488
     700     Freeport-McMoRan Copper & Gold, Inc. - Class B .......        7,613
                                                                        --------
                                                                          23,101
                                                                        --------
             Office Equipment and Computers - 0.5%
   1,000     Hewlett-Packard Co. ..................................       67,813
     600     International Business Machines Corp. ................      106,350
   1,000     Xerox Corp. ..........................................       53,375
                                                                        --------
                                                                         227,538
                                                                        --------
             Oil - Domestic - 0.3%
     200     Atlantic Richfield Co. ...............................       14,600
     500     Burlington Resources, Inc. ...........................       19,969
   1,600     ENSCO International, Inc. ............................       21,300
     800     Noble Drilling Corp.(1)...............................       13,850
     400     Phillips Petroleum Co. ...............................       18,900
   1,400     Unocal Corp. .........................................       51,538
                                                                        --------
                                                                         140,157
                                                                        --------
             Oil - International - 0.9%
     397     BP Amoco Plc ADR .....................................       40,092
     400     Chevron Corp. ........................................       35,375
   1,200     Exxon Corp. ..........................................       84,675
     400     Mobil Corp. ..........................................       35,200
   1,600     Royal Dutch Petroleum Co. ............................       83,200
   1,800     Texaco, Inc. .........................................      102,150
                                                                        --------
                                                                         380,692
                                                                        --------
             Oil Equipment and Services - 0.1%
     800     Apache Corp. .........................................       20,850
     400     Schlumberger Ltd. ....................................       24,075
                                                                        --------
                                                                          44,925
                                                                        --------
             Paper and Forest Products - 0.2%
     900     Champion International Corp. .........................       36,956
     900     International Paper Co. ..............................       37,969
                                                                        --------
                                                                          74,925
                                                                        --------

             Printing and Publishing - 0.3%
   2,200     McGraw-Hill Companies, Inc. ..........................      119,900
                                                                        --------


             Railroads - 0.1%
   1,500     Burlington Northern Santa Fe .........................       49,313
                                                                        --------

             Retail - 1.0%
   1,902     Dollar General Corp. .................................       64,685
     800     Federated Department Stores, Inc.(1)..................       32,100
   1,800     Lowe's Companies, Inc. ...............................      108,900
     600     Nine West Group, Inc.(1)..............................       14,813
     800     Tiffany & Co. ........................................       59,800
   1,800     Wal-Mart Stores, Inc. ................................      165,938
                                                                        --------
                                                                         446,236
                                                                        --------
             Telecommunications - 1.0%
  1,900      AT&T Corp. .....................................            151,644
  1,300      Comcast Corp. - Class A ........................             81,819
  1,616      MCI WorldCom, Inc.(1)...........................            143,150
    500      Sprint Corp. ...................................             49,063
    250      Sprint PCS Group(1).............................             11,078
                                                                      ----------
                                                                         436,754
                                                                      ----------
             Tobacco - 0.2%
  2,700      Philip Morris Companies, Inc. ..................             95,006
                                                                      ----------




   Shares                       Description                           Value
   ------                       -----------                           -----
             Utility - Electric - 0.4%
    600      American Electric Power Co. ....................         $   23,813
    400      Dominion Resources, Inc. .......................             14,775
    700      FirstEnergy Corp. ..............................             19,556
    900      FPL Group, Inc. ................................             47,925
    800      PG&E Corp. .....................................             24,850
    500      Public Service Enterprise Group, Inc. ..........             19,094
    700      Texas Utilities Co. ............................             29,181
                                                                      ----------
                                                                         179,194
                                                                      ----------
             Utility - Gas, Natural Gas - 0.1%
  1,000      Consolidated Natural Gas Co. ...................             48,688
                                                                      ----------

             Utility - Telephone - 0.9%
    600      Ameritech Corp. ................................             34,725
    600      Bell Atlantic Corp. ............................             31,013
  1,200      BellSouth Corp. ................................             48,075
  1,000      Frontier Corp. .................................             51,875
  2,100      GTE Corp. ......................................            127,050
    800      Lucent Technologies, Inc. ......................             86,200
    800      SBC Communications, Inc. .......................             37,700
                                                                      ----------
                                                                         416,638
                                                                      ----------
Total Common Stocks (Cost $6,608,464) .......................          7,934,056
                                                                      ----------

Principal
 Amount
---------

               NON-CONVERTIBLE CORPORATE DEBT - 8.9%
               Financial Services - 4.7%
$   80,000     Abbey National Plc, 6.69%, 10/17/05 ..............         81,674
   136,000     Associates Corp., 5.75%, 11/01/03 ................        135,121
    80,000     BankAmerica Corp., 5.87%, 2/15/09 ................         77,475
    90,000     BankBoston Corp., 6.38%, 8/11/00 .................         90,878
   138,000     Bayerische Landesbank, 6.17%, 2/01/06 ............        138,993
   120,000     Chrysler Financial Corp., 6.11%, 7/28/99 .........        120,353
    60,000     Computer Science, 6.25%, 3/15/09 .................         60,420
   150,000     Ford Motor Credit Co., 6.55%, 9/10/02 ............        153,307
    70,000     Ford Motor Credit Co., 5.80%, 1/12/09 ............         67,540
    60,000     General Electric Capital Corp.,
                 8.85%, 3/01/07 .................................         70,671
   120,000     Household Finance, 5.87%, 2/01/09 ................        115,314
   200,000     IBM Credit Corp., 5.87%, 8/25/99 .................        200,584
   180,000     Inter-American Development Bank,
                 5.12%, 2/05/04 .................................        175,432
    35,000     International Bank of Reconstruction
               and Development, 8.87%, 3/01/26 ..................         46,971
   120,000     KFW International Finance, 8.20%, 6/01/06 ........        134,345
   150,000     Pepsi Bottling Holdings, 5.37%, 2/17/04 ..........        147,358
    70,000     Progressive Corp., 6.62%, 3/01/29 ................         67,099
   120,000     Salomon Smith Barney, 6.62%, 11/15/03 ............        122,631
    88,000     Washington Mutual, 7.25%, 8/15/05 ................         91,550
                                                                      ----------
                                                                       2,097,716
                                                                      ----------
               Industrial - 2.0%
    60,000     Corning, 6.85%, 3/01/29 ..........................         59,755
   120,000     Diageo Capital Plc, 6.12%, 8/15/05 ...............        121,113
    50,000     Ford Motor Co., 6.62%, 10/01/28 ..................         48,482
    60,000     IBM Corp., 6.50%, 1/15/28 ........................         58,663

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Asset Management Portfolio III

Schedule of Portfolio Investments March 31, 1999
--------------------------------------------------------------------------------

Principal
 Amount                   Description                                  Value
 ------                   -----------                                  -----
$    70,000     Illinois Tool Works, 5.75%, 3/01/09 ...............    $  69,205
     50,000     Lucent Technologies, Inc., 5.50%, 11/15/08 ........       48,243
     40,000     Markel Capital Trust, 8.71%, 1/01/46 ..............       37,920
     90,000     Mutual Life Insurance, 0.00%, 8/15/24 (b)(c) ......      126,230
    145,000     Texas Instruments, Inc., 6.75%, 7/15/99 ...........      145,661
    170,000     Walt Disney Co., 5.12%, 12/15/03 ..................      166,126
                                                                       ---------
                                                                         881,398
                                                                       ---------
                Utility - 2.2%
     80,000     Ameritech Capital Funding Corp., 6.55%, 1/15/28 ...       78,819
     40,000     AT&T Corp, 5.62%, 3/15/04 .........................       39,854
     40,000     AT&T Corp, 6.50%, 3/15/29 .........................       39,299
    165,000     Columbus Southern Power, 6.51%, 2/1/08 ............      165,182
    180,000     Consolidated Edison, 6.45%, 12/1/07 ...............      184,721
     50,000     Idaho Power Co., 8.00%, 3/15/04 ...................       54,414
    100,000     National Rural Utilities, 5.00%, 10/1/02 ..........       98,163
     75,000     Potomac Edison, 8.00%, 6/1/24 .....................       78,702
    230,000     US West Communications, 5.62%, 11/15/08 ...........      224,466
                                                                        --------
                                                                         963,620
                                                                       ---------
Total Non-Convertible Corporate Debt
 (Cost $3,957,123) ................................................    3,942,734
                                                                       ---------
               ASSET-BACKED SECURITIES - 0.4%
    110,000    American Express Master Trust, 5.375%, 7/15/01 .....      110,027
     60,000    Standard Credit Card Master Trust, 6.55%, 10/07/05 .       62,053
                                                                     -----------
Total Asset Backed Securities
 (Cost $167,890) ..................................................      172,080
                                                                     -----------

               FOREIGN DEBT - 1.0%
    100,000    Kingdom of Sweden, 12.00%, 2/01/10 .................      148,260
    110,000    Manitoba, (Province of), 6.12%, 1/19/04 ............      111,895
     80,000    New Zealand Government, 10.62%, 11/15/05 ...........      100,950
     90,000    Quebec, (Province of), 5.75%, 2/15/09 ..............       87,273
                                                                     -----------
Total Foreign Debt (Cost $447,779) ................................      448,378
                                                                     -----------

               U.S. GOVERNMENT AND AGENCIES - 11.4%
    250,000    FHLB, 5.125%, 9/15/03 ..............................      245,938
  1,010,000    FNMA, 5.625%, 3/15/01 ..............................    1,017,737
     80,000    FNMA, 6.35%, 11/23/01 ..............................       80,387
    180,000    FNMA, 8.62%, 11/10/04 ..............................      183,886
    150,000    FNMA, 5.75%, 2/15/08 ...............................      149,378
    400,000    FNMA, TBA, 6.00%, 4/1/08 ...........................      396,750
    600,000    FNMA, TBA, 7.00%, 9/1/21 ...........................      608,063
    300,000    FNMA, TBA, 7.50%, 9/1/21 ...........................      308,344
    400,000    FNMA, TBA, 7.50%, 9/1/21 ...........................      410,750
  1,300,000    FNMA, TBA, 6.50%, 4/1/23 ...........................    1,293,500
    400,000    GNMA, TBA, 7.50%, 9/1/21 ...........................      412,000
                                                                     -----------
Total U.S. Government and Agencies
  (Cost $5,103,695) ...............................................    5,106,733
                                                                     -----------
 Shares/
Principal
 Amount                   Description                                  Value
 ------                   -----------                                  -----
               U.S. TREASURY SECURITIES - 9.6%
$ 1,100,000    U.S. Treasury Bond, 8.125%, 8/15/19 ...............  $ 1,385,142
     90,000    U.S. Treasury Bond, 5.25%, 2/15/29 ................       85,078
    170,000    U.S. Treasury Note, 5.875%, 11/30/01 ..............      173,267
    420,000    U.S. Treasury Note, 6.62%, 3/31/02 ................      437,195
     50,000    U.S. Treasury Note, 6.25%, 8/31/02 ................       51,656
    180,000    U.S. Treasury Note, 5.37%, 6/30/03 ................      181,125
    140,000    U.S. Treasury Note, 4.75%, 2/15/04 ................      137,857
     50,000    U.S. Treasury Note, 7.25%, 8/15/04 ................       54,578
    170,000    U.S. Treasury Note, 6.50%, 10/15/06 ...............      181,103
    460,000    U.S. Treasury Note, 6.12%, 8/15/07 ................      481,560
    527,000    U.S. Treasury Note, 5.50%, 2/15/08 ................      532,929
    575,000    U.S. Treasury Note, 4.75%, 11/15/08 ...............      553,886
     50,000    U.S. Treasury Note, 5.25%, 11/15/28 ...............       46,633
                                                                    -----------
Total U.S. Treasury Securities (Cost $4,391,520) .................    4,255,376
                                                                    -----------

               SHORT TERM INSTRUMENTS - 54.6%
               Mutual Fund - 26.6%
 11,838,272    BT Institutional Cash Management Fund .............   11,838,272
                                                                    -----------

               U.S. Treasury Securities - 28.0% (d)
$   660,000    U.S. Treasury Bill, 4.40%, 5/20/99 (a) ............      656,029
     15,000    U.S. Treasury Bill, 4.43%, 5/20/99 (a) ............       14,910
  3,000,000    U.S. Treasury Bill, 4.39%, 7/15/99 ................    2,962,725
  3,000,000    U.S. Treasury Bill, 4.41%, 8/12/99 ................    2,951,454
  3,000,000    U.S. Treasury Bill, 4.56%, 9/2/99 .................    2,943,789
  3,000,000    U.S. Treasury Bill, 4.05%, 10/14/99 ...............    2,928,624
                                                                    -----------
                                                                     12,457,531
                                                                    -----------
Total Short Term Instruments
  (Cost $24,290,604) .............................................   24,295,803
                                                                    -----------

Total Investments (Cost $44,967,075) ...........        103.7%       46,155,160
Liabilities in Excess of Other Assets ..........         (3.7)%      (1,657,121)
                                                        -----      ------------
Net Assets .....................................        100.0%     $ 44,498,039
                                                        =====      ============

-----------
(1) Non-income producing security
(a) Held as collateral by broker for Futures Contracts
(b) Step Bond. On 8/15/99 this security will begin accruing interest at a rate of 11.25% from then until maturity.
(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d) Designated as collateral for futures contracts

The following abbreviations are used in the portfolio description:

FHLB -- Federal Home Loan Bank
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
TBA  -- To be announced

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Asset Management Portfolios

Statements of Assets and Liabilities For the year ended March 31, 1999
--------------------------------------------------------------------------------

                                                                          Asset                Asset               Asset
                                                                        Management         Management II       Management III
                                                                      -------------        -------------       --------------
Assets
  Investments, at Value(1) ....................................        $741,463,936        $ 79,226,858        $ 46,155,160
  Cash(2) .....................................................          17,431,807           3,286,949           1,592,424
  Receivable for Securities Sold ..............................          16,544,921           2,837,996           2,815,288
  Variation Margin Receivable (Foreign) .......................             375,159              47,949              25,964
  Interest Receivable .........................................             714,283             170,550             148,811
  Dividends Receivable ........................................             579,236              87,494              65,670
                                                                       ------------        ------------        ------------
Total Assets ..................................................         777,109,342          85,657,796          50,803,317
                                                                       ------------        ------------        ------------
Liabilities
  Due to Bankers Trust ........................................             333,035              10,057               2,176
  Payable for Securities Purchased ............................          70,727,955           7,809,740           6,255,595
  Accrued Expenses and Other ..................................              22,162              58,634              21,734
  Depreciation on Forward Currency Exchange Contracts .........              52,793               9,486               7,492
  Variation Margin Payable (Domestic) .........................           1,845,900              31,219              18,281
                                                                       ------------        ------------        ------------
Total Liabilities .............................................          72,981,845           7,919,136           6,305,278
                                                                       ------------        ------------        ------------
Net Assets ....................................................        $704,127,497        $ 77,738,660        $ 44,498,039
                                                                       ============        ============        ============
Composition of Net Assets
  Paid-in Capital .............................................        $645,631,328        $ 73,294,737        $ 43,374,146
  Net Unrealized Appreciation on Investments, Foreign Currency,
    Forward Foreign Currency Contracts and Futures Contracts ..          58,496,169           4,443,923           1,123,893
                                                                       ------------        ------------        ------------
Net Assets ....................................................        $704,127,497        $ 77,738,660        $ 44,498,039
                                                                       ============        ============        ============

---------------
(1) Cost of $679,910,793, $74,609,927, and $44,967,075, respectively.

(2) Includes foreign cash of $17,135,322, $3,286,949, and $1,593,022, with a cost of $17,842,171, $3,404,982, and $1,613,654, respectively.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Asset Management Portfolios

Statements of Operations For the year ended March 31, 1999
--------------------------------------------------------------------------------

                                                                Asset              Asset             Asset
                                                             Management        Management II     Management III
                                                             ----------        -------------     --------------
Investment Income
  Dividends(1) .........................................     $  6,184,636      $  1,174,398      $    703,598
  Interest .............................................       17,592,859         2,103,555         1,901,898
                                                             ------------      ------------      ------------
  Total Investment Income ..............................       23,777,495         3,277,953         2,605,496
                                                             ------------      ------------      ------------
Expenses
  Advisory Fees ........................................        4,398,804           568,410           370,595
  Administration and Services Fees .....................          676,739            87,448            57,015
  Professional Fees ....................................           39,811            37,089            38,783
  Trustees Fees ........................................            4,085             3,750             4,143
  Miscellaneous ........................................            4,597            10,353             2,706
                                                             ------------      ------------      ------------
  Total Expenses .......................................        5,124,036           707,050           473,242
  Less Expenses absorbed by Bankers Trust ..............       (1,063,602)         (182,366)         (131,154)
                                                             ------------      ------------      ------------
    Net Expenses .......................................        4,060,434           524,684           342,088
                                                             ------------      ------------      ------------
Net Investment Income ..................................       19,717,061         2,753,269         2,263,408
                                                             ------------      ------------      ------------
Realized and Unrealized Gain on Investments,
 Foreign Currency Transactions, Forward Foreign Currency
 Contracts and Futures Contracts
  Net Realized Gain from:
    Investments, Foreign Currency and Forward Foreign
      Currency Transactions ............................        2,480,716         1,374,904           201,045
    Futures Transactions ...............................       28,406,622         1,990,151         1,585,522
  Net Change in Unrealized Appreciation on:
    Investments, Foreign Currency, Forward Foreign
    Currency Contracts and Futures Contracts ...........       29,150,269         2,598,490           551,176
                                                             ------------      ------------      ------------
Net Realized and Unrealized Gain on Investments, Foreign
  Currency, Forward Foreign Currency Contracts
  and Future Contracts .................................       60,037,607         5,963,545         2,337,743
                                                             ------------      ------------      ------------
Net Increase in Net Assets from Operations .............     $ 79,754,668      $  8,716,814      $  4,601,151
                                                             ============      ============      ============

-------------
(1)  Net of foreign withholding tax of $9,026, $1,090 and $252, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Asset Management Portfolios

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                         Asset Management
                                                                             ---------------------------------------
                                                                             For the year ended   For the year ended
                                                                               March 31, 1999      March 31, 1998
                                                                             ----------------     ------------------
Increase (Decrease) in Net Assets from:
Operations
  Net Investment Income ....................................................     $  19,717,061      $  13,974,260
  Net Realized Gain from Investments, Foreign Currency,
   Forward Foreign Currency and Futures Transactions .......................        30,887,338        101,389,267
  Net Change in Unrealized Appreciation/Depreciation on Investments, Foreign
   Currency, Forward Foreign Currency Contracts and Futures Contracts ......        29,150,269         21,903,331
                                                                                 -------------      -------------
Net Increase in Net Assets from Operations .................................        79,754,668        137,266,858
                                                                                 -------------      -------------
Capital Transactions
  Proceeds from Capital Invested ...........................................       419,617,422        305,009,400
  Value of Capital Withdrawn ...............................................      (444,617,015)      (141,442,529)
                                                                                 -------------      -------------
Net Increase (Decrease) in Net Assets from Capital Transactions ............       (24,999,593)       163,566,871
                                                                                 -------------      -------------
Total Increase in Net Assets ...............................................        54,755,075        300,833,729
Net Assets
Beginning of Year ..........................................................       649,372,422        348,538,693
                                                                                 -------------      -------------
End of Year ................................................................     $ 704,127,497      $ 649,372,422
                                                                                 =============      =============

                                                                                        Asset Management II
                                                                             ---------------------------------------
                                                                             For the year ended   For the year ended
                                                                               March 31, 1999      March 31, 1998
                                                                             ----------------     ------------------
Increase (Decrease) in Net Assets from:
Operations
  Net Investment Income ....................................................     $   2,753,269      $   2,944,682
  Net Realized Gain from Investments, Foreign Currency,
   Forward Foreign Currency and Futures Transactions .......................         3,365,055         14,607,350
  Net Change in Unrealized Appreciation/Depreciation on Investments, Foreign
   Currency, Forward Foreign Currency Contracts and Futures Contracts ......         2,598,490          1,032,028
                                                                                 -------------      -------------
Net Increase in Net Assets from Operations .................................         8,716,814         18,584,060
                                                                                 -------------      -------------
Capital Transactions
  Proceeds from Capital Invested ...........................................        75,687,875         34,992,651
  Value of Capital Withdrawn ...............................................      (101,737,559)       (20,281,108)
                                                                                 -------------      -------------
Net Increase (Decrease) in Net Assets from Capital Transactions ............       (26,049,684)        14,711,543
                                                                                 -------------      -------------
Total Increase (Decrease) in Net Assets ....................................       (17,332,870)        33,295,603
Net Assets
Beginning of Year ..........................................................        95,071,530         61,775,927
                                                                                 -------------      -------------
End of Year ................................................................     $  77,738,660      $  95,071,530
                                                                                 =============      =============

                                                                                      Asset Management III
                                                                             ---------------------------------------
                                                                             For the year ended   For the year ended
                                                                               March 31, 1999      March 31, 1998
                                                                             ----------------     ------------------
Increase (Decrease) in Net Assets from:
Operations
  Net Investment Income ....................................................     $   2,263,408      $   1,748,553
  Net Realized Gain from Investments, Foreign Currency, Forward
   Foreign Currency and Futures Transactions ...............................         1,786,567          4,102,263
  Net Change in Unrealized Appreciation/Depreciation on Investments, Foreign
   Currency, Forward Foreign Currency Contracts and Futures Contracts ......           551,176            976,474
                                                                                 -------------      -------------
Net Increase in Net Assets from Operations .................................         4,601,151          6,827,290
                                                                                 -------------      -------------
Capital Transactions
  Proceeds from Capital Invested ...........................................        63,588,410         22,821,438
  Value of Capital Withdrawn ...............................................       (73,090,682)       (12,791,104)
                                                                                 -------------      -------------
Net Increase (Decrease) in Net Assets from Capital Transactions ............        (9,502,272)        10,030,334
                                                                                 -------------      -------------
Total Increase (Decrease) in Net Assets ....................................        (4,901,121)        16,857,624
Net Assets
Beginning of Year ..........................................................        49,399,160         32,541,536
                                                                                 -------------      -------------
End of Year ................................................................     $  44,498,039      $  49,399,160
                                                                                 =============      =============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Asset Management Portfolios

Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the Asset Management Portfolios.

                                                                           Asset Management Portfolio
                                                    ----------------------------------------------------------------------
                                                                          For the years ended March 31,
                                                    ----------------------------------------------------------------------
                                                        1999           1998           1997           1996          1995
                                                    -----------    -----------    -----------    -----------    ----------
Supplemental Data and Ratios:
  Net Assets, End of Year (000s omitted) ........   $   704,127    $   649,372    $   348,539    $   240,142    $   96,529
  Ratios to Average Net Assets:
    Net Investment Income .......................          2.91%          2.97%          3.12%          3.99%         3.78%
    Expenses ....................................          0.60%          0.60%          0.60%          0.60%         0.60%
    Decrease Reflected in Above Expense Ratio Due
     to Absorption of Expenses by Bankers Trust .          0.16%          0.16%          0.16%          0.17%         0.19%
  Portfolio Turnover Rate .......................           109%           199%           137%           154%           92%

                                                                          Asset Management Portfolio II
                                                    ----------------------------------------------------------------------
                                                                          For the years ended March 31,
                                                    ----------------------------------------------------------------------
                                                        1999           1998           1997           1996          1995
                                                    -----------    -----------    -----------    -----------    ----------
Supplemental Data and Ratios:
  Net Assets, End of Year (000s omitted) ........   $    77,739    $    95,072    $    61,776    $    51,400    $   25,604
  Ratios to Average Net Assets:
    Net Investment Income .......................          3.15%          3.71%          3.87%          4.55%         4.41%
    Expenses ....................................          0.60%          0.60%          0.60%          0.60%         0.60%
    Decrease Reflected in Above Expense Ratio Due
     to Absorption of Expenses by Bankers Trust .          0.21%          0.18%          0.20%          0.20%         0.27%
  Portfolio Turnover Rate .......................           202%           275%           209%           208%          105%

                                                                         Asset Management Portfolio III
                                                    ----------------------------------------------------------------------
                                                                          For the years ended March 31,
                                                    ----------------------------------------------------------------------
                                                        1999           1998           1997           1996          1995
                                                    -----------    -----------    -----------    -----------    ----------
Supplemental Data and Ratios:
  Net Assets, End of Year (000s omitted) ........   $    44,498    $    49,399    $    32,542    $    28,869    $   21,202
  Ratios to Average Net Assets:
    Net Investment Income .......................          3.97%          4.45%          4.64%          5.04%         4.87%
    Expenses ....................................          0.60%          0.60%          0.60%          0.60%         0.60%
    Decrease Reflected in Above Expense Ratio Due
     to Absorption of Expenses by Bankers Trust .          0.23%          0.21%          0.23%          0.22%         0.30%
  Portfolio Turnover Rate .......................           344%           389%           307%           221%          111%

--------------------------------------------------------------------------------
Asset Management Portfolios

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies

A. Organization

The Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III (each a "Portfolio," and collectively, the "Portfolios") are registered under the Investment Company Act of 1940 ("the Act"), as amended, as open-end management investment companies. The Portfolios were organized and commenced operations as follows:

                               Organization                Commencement
Portfolio                          Date                   of Operations
---------                      ------------               -------------
Asset Management               June 9, 1992             September 16, 1993
Asset Management II          October 28, 1992            October 14, 1993
Asset Management III         October 28, 1992            October 15, 1993

The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolios.

B. Security Valuation

The Portfolios' investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income

Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolios are allocated pro rata among the investors in the Portfolios at the time of such determination.

D. Repurchase Agreements

Each of the Portfolios may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Adviser, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. TBA Purchase Commitments

The Portfolio may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

F. Foreign Currency Transactions

The books and records of the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

G. Forward Foreign Currency Contracts

Each Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Operations may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

H. Option Contracts

Each Portfolio may enter into option contracts. Upon the purchase of a put option or a call option by a Portfolio, the premium paid is recorded as an investment, and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters

--------------------------------------------------------------------------------
Asset Management Portfolios

Notes to Financial Statements
--------------------------------------------------------------------------------

into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

I. Futures Contracts

Each Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. Each Portfolio is required to make initial margin deposits either in cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts do involve certain risks. These risks could include a lack of correlation between the futures contract and the corresponding securities market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

J. Federal Income Taxes

Each Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

K. Other

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2 -- Fees and Transactions with Affiliates

The Portfolios have entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to each of the Portfolios in return for a fee computed daily and paid monthly at an annual rate of .10% of the Portfolios' average daily net assets.

The Portfolios have entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolios pay Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of .65% of each Portfolios' average daily net assets.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of each Portfolio, to the extent necessary, to limit all expenses to .60% of the average daily net assets of each Portfolio.

The Trust may invest in the BT Institutional Cash Management Fund ("the Fund"), an open-end management investment company managed by Bankers Trust Company ("the Company"). The Fund is offered as a cash management option to the Trust and other accounts managed by the Company. At March 31, 1999, the Asset Management, Asset Management II, and Asset Management III Portfolios had dividend income receivable from the Fund in the amounts of $231,181, $49,953, and $57,214, respectively. Additionally, distributions from the Fund to the Trust as of March 31, 1999 are included in dividend income and summarized as follows:

              $2,334,055       Asset Management
              $  744,135       Asset Management II
              $  603,941       Asset Management III

The following summarizes the purchase and sales of the cash management fund for each respective portfolio during the past period.

                                  Purchases        Sales
                                  --------         ----
  Asset Management              $240,793,597   $217,628,184
  Asset Management II            $65,675,723     68,233,529
  Asset Management III           354,311,756    329,774,253

The Portfolios are participants with other affiliated entities in a revolving credit facility and a discretionary demand line of credit facility (collectively the "credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively, which expires March 31, 1999. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis, and apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended March 31, 1999.

Bankers Trust Company is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control its operations as investment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

--------------------------------------------------------------------------------
Asset Management Portfolios

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 3--Purchases and Sales of Investment Securities

For the Asset Management, Asset Management II, and Asset Management III, Portfolios, respectively, the aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended March 31, 1999, were as follows:

Portfolio                    Purchases        Sales
Asset Management ........  $372,813,880   $367,672,297
Asset Management II .....    97,378,458    101,704,840
Asset Management III ....    70,305,415     69,629,158

For federal income tax purposes, the tax basis of investments held at March 31, 1999, were as follows:

Portfolio                 Cost-Tax Basis
Asset Management ..........  $682,462,475
Asset Management II .......    74,936,162
Asset Management III ......    45,104,375

The aggregate gross unrealized appreciation and depreciation for all investments as of March 31, 1999, were as follows:

Portfolio                  Appreciation               Depreciation
Asset Management ........   $73,174,390                 $14,172,929
Asset Management II .....     6,289,194                   1,998,499
Asset Management III ....     1,744,145                     693,360

Note 4--Futures Contracts

A summary of obligations under these financial instruments at March 31, 1999 is as follows:

                                           Asset Management Portfolio
                                           --------------------------
                                                                                                    Unrealized
                                                                                                  Appreciation/
Type of Futures                  Expiration         Contracts    Position       Market Value      (Depreciation)
------------------               -----------       ------------  ---------      ------------      --------------
S&P 500                         June 30, 1999               279      Long       $ 90,207,675      $ (1,644,286)
U.S. Treasury Note Futures      June 30, 1999             1,008      Long        115,605,000        (1,777,923)
French Bond Futures             June 30, 1999               211      Long         21,648,377           203,749
German Bond Futures             June 30, 1999               240      Long         29,505,015           286,049
Japanese Bond Futures           June 30, 1999                33      Long         36,842,770           678,245
Gilt Futures                    June 30, 1999                55      Long         10,404,662           (45,228)
------------------                                       ------                 ------------      ------------
Total                                                     1,826                 $304,213,499      $ (2,299,394)
                                                         ======                 ============      ============


                                           Asset Management II Portfolio
                                           -----------------------------
                                                                                                  Unrealized
                                                                                                 Appreciation/
Type of Futures                  Expiration         Contracts    Position      Market Value     (Depreciation)
------------------               -----------       ------------  ---------     ------------     --------------
U.S. Treasury Note Futures      June 30, 1999               111      Long      $12,730,313      $  (195,783)
French Bond Futures            March 31, 1999                37      Long        3,796,161           35,737
Japanese Bond Futures           June 30, 1999                 4      Long        4,465,790           82,534
Euro Bond Futures               June 30, 1999                27      Long        3,319,314           31,763
------------------                                       ------                -----------      -----------
Total                                                       179                $24,311,578      $   (45,749)
                                                         ======                ===========      ===========


                                           Asset Management III Portfolio
                                           ------------------------------
                                                                                                    Unrealized
                                                                                                  Appreciation/
Type of Futures                  Expiration         Contracts    Position       Market Value      (Depreciation)
------------------               -----------       ------------  ---------      ------------      --------------
U.S. Treasury Note Futures      June 30, 1999                65      Long       $7,454,688       $ (114,648)
Euro Bond Futures               June 30, 1999                15      Long        1,844,063           17,874
French Bond Futures             June 30, 1999                20      Long        2,051,979           19,304
Japanese Bond Futures           June 30, 1999                 2      Long        2,232,895           41,267
------------------                                       ------                -----------      -----------
Total                                                       102                $13,583,625       $  (36,203)
                                                         ======                ===========      ===========

At March 31, 1999, the Portfolios have segregated sufficient securities to cover margin requirements on open futures contracts.

--------------------------------------------------------------------------------
Asset Management Portfolios

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 5--Open Forward Foreign Currency Contracts
A summary of obligations under these financial instruments at March 31, 1999 is as follows:

                                                  Asset Management Portfolio
                                                  --------------------------
                                                                                                                Net Unrealized
Contracts to Deliver         In Exchange For                          Settlement Date       Value (US$)        Depreciation (US$)
---------------------------------------------------------------------------------------------------------------------------------
Purchases
---------------------------------------------------------------------------------------------------------------------------------
Euro Dollar      2,116,000   U.S. Dollars        $ 2,314,608           04/09/1999           $ 2,279,143           $(35,465)
British Pound    5,738,000   U.S. Dollars          9,265,263           04/09/1999             9,247,935            (17,328)
---------------------------------------------------------------------------------------------------------------------------------
                                                                               Total Net Unrealized Depreciation  $(52,793)
---------------------------------------------------------------------------------------------------------------------------------


                                                  Asset Management II Portfolio
                                                  -----------------------------

                                                                                                                Net Unrealized
Contracts to Deliver         In Exchange For                          Settlement Date       Value (US$)        Depreciation (US$)
---------------------------------------------------------------------------------------------------------------------------------
Purchases
---------------------------------------------------------------------------------------------------------------------------------
Euro Dollar        566,000   U.S. Dollars        $   619,124           04/09/1999           $   609,638           $(9,486)
---------------------------------------------------------------------------------------------------------------------------------
                                                                               Total Net Unrealized Depreciation  $(9,486)
---------------------------------------------------------------------------------------------------------------------------------



                                                  Asset Management III Portfolio
                                                  ------------------------------

                                                                                                                Net Unrealized
Contracts to Deliver         In Exchange For                          Settlement Date       Value (US$)        Depreciation (US$)
---------------------------------------------------------------------------------------------------------------------------------
Purchases
---------------------------------------------------------------------------------------------------------------------------------
Euro Dollar        447,000   U.S. Dollars        $   488,955           04/09/1999           $   481,464           $(7,492)
---------------------------------------------------------------------------------------------------------------------------------
                                                                               Total Net Unrealized Depreciation  $(7,942)
---------------------------------------------------------------------------------------------------------------------------------

Note 6--Subsequent Event

Subsequent to year end, the portfolios entered into a $100,000,000 364-day senior unsecured committed revolving credit facility ("the facility") with two lenders. The borrowings shall bear interest at a rate based on the Federal Funds rate. A commitment fee is charged on the unused portion of the facility. The facility replaces the revolving credit facility described in footnote 2.

--------------------------------------------------------------------------------
Asset Management Portfolios

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Holders of Beneficial Interest of the Asset Management
Portfolios:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III (three of the Portfolios comprising BTInvestment Portfolios, hereafter referred to as the "Portfolios") at March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
May 18, 1999

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


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


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


Investment Advisor and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, ME 04101

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD 21201

Counsel
WILLKIE FARR & GALLAGHER
787 7th Avenue
New York, NY 10019

[LOGO Bankers Trust]


[For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write
to us at:                      BT Service Center
                               P.O. Box 419210
                               Kansas City, MO 64141-6210
or call our toll-free number:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.]

Lifecycle Long Range Fund                     Long Range  CUSIP #055922843
Lifecycle Mid Range Range Fund                Mid Range   CUSIP #055922835
Lifecycle Short Range Fund                    Short Range CUSIP #055922827
BT Investment Funds                           COMB LIFE ANN (3/99)

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101